Exhibit 4(z)

AMENDED AND RESTATED AGENCY AGREEMENT

relating to

B OF A ISSUANCE B.V.

U.S. $6,000,000,000

Structured Securities Program

among

B OF A ISSUANCE B.V.

as Issuer

and

BANK OF AMERICA CORPORATION

as Guarantor

and

THE BANK OF NEW YORK MELLON

as Principal Agent

and

THE BANK OF NEW YORK (LUXEMBOURG) S.A.

as Paying Agent and Luxembourg Listing Agent

DATED AS OF DECEMBER 5, 2008

INDEX

Clause		Page
1.	Definitions and Interpretation	1
2.	Appointments of Principal Agent, Paying Agents, Luxembourg Listing Agent, Delivery Agent and Calculation Agent	5
3.	Issue of Temporary Global Notes, Temporary Global Certificates and Permanent Global Warrants	6
4.	Determination of Exchange Date, Issue of Permanent Global Notes, Permanent Global Certificates or Definitive Securities and Determination of Restricted Period	7
5.	Issue of Definitive Securities	10
6.	Terms of Issue	10
7.	Payments and Deliveries	11
8.	Determinations and Notifications in Respect of Securities	13
9.	Notice of Any Withholding or Deduction	14
10.	Optional Early Redemption, Put Notices, Certificate Settlement Notices, Asset Transfer Notices and Exercise Notices	14
11.	Receipt and Publication of Notices; Receipt of Certificates	17
12.	Cancellation of Securities, Receipts, Coupons and Talons	17
13.	Issue of Replacement Securities, Receipts, Coupons and Talons	18
14.	Copies of Documents Available for Inspection	19
15.	Meetings of Holders	20
16.	Repayment by the Agent	20
17.	Conditions of Appointment	20
18.	Communication Between the Parties	21
19.	Changes in Agent and Paying Agents	21
20.	Merger and Consolidation	23
21.	Notification of Changes to Paying Agents	23
22.	Change of Specified Office	23
23.	Notices	23
24.	Taxes and Stamp Duties	25
25.	Commissions, Fees and Expenses	25
26.	Indemnity	25
27.	Reporting	26
28.	Governing Law	26
29.	Amendments	27
30.	Descriptive Headings	27
31.	Counterparts	27

Schedule 1	-	Form of Temporary Global Note
Schedule 2	-	Form of Permanent Global Note
Schedule 3	-	Form of Definitive Note
Schedule 4	-	Form of Temporary Global Certificate
Schedule 5	-	Form of Permanent Global Certificate
Schedule 6	-	Form of Definitive Certificate
Schedule 7	-	Form of Permanent Global Warrant
Schedule 8	-	Form of Definitive Warrant
Schedule 9	-	Form of Coupon
Schedule 10	-	Form of Receipt
Schedule 11	-	Form of Talon
Schedule 12-1	-	Terms and Conditions of the Notes
Schedule 12-2	-	Terms and Conditions of the Instruments
Schedule 12-3	-	Product Annexes

i

Schedule 13	-	Form of Certificate to be Presented by Euroclear or Clearstream, Luxembourg
Schedule 14	-	Form of Certificate of Beneficial Owner
Schedule 15	-	Provisions for Meetings of Holders
Schedule 16	-	Form of Put Notice
Schedule 17	-	Form of Asset Transfer Notice
Schedule 18	-	Form of Exercise Notice
Schedule 19	-	Form of Certificate Settlement Notice

ii

THIS AMENDED AND RESTATED AGENCY AGREEMENT (this “Agreement”) dated as of December 5, 2008 is made by and among:

(i)	B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands and its registered address at Herengracht 469, 1017 BS Amsterdam, The Netherlands and registered with the Trade Register of the Chamber of Commerce and Industries in Amsterdam under number 34263380 (the “Issuer”);

(ii)	Bank of America Corporation, a Delaware corporation (the “Guarantor,” and together with the Issuer, the “Offerors”);

(iii)	The Bank of New York Mellon, a national banking association organized under the laws of the United States (the “Agent” and the “Principal Agent”); and

(iv)	The Bank of New York (Luxembourg) S.A., a société anonyme organized under the laws of Luxembourg (the “Paying Agent” and the “Luxembourg Listing Agent”).

WHEREAS, the Issuer proposes to issue Notes, Certificates and Warrants (the “Securities”), in an amount up to U.S. $6,000,000,000 (or its equivalent in other currencies) outstanding at any one time (calculated in accordance with the provisions of Clause 8(2) hereto), as provided in a Program Agreement of even date (as amended and supplemented from time to time, the “Program Agreement”) by and among the Issuer, the Guarantor and Banc of America Securities Limited (the “Arranger”) and as described in a Base Prospectus (as defined in the Program Agreement);

WHEREAS, the Securities will be guaranteed by the Guarantor as provided in the senior guarantee agreement and the subordinated guarantee agreement (the “Guarantees”) in favor of holders of the Securities executed by the Guarantor of even date;

WHEREAS, the Securities will be issued in the denominations and amounts specified in the applicable Final Terms (as defined in the Program Agreement);

WHEREAS, the Issuer, the Principal Agent and the Paying Agent wish to amend and restate arrangements originally agreed among them pursuant to an Agency Agreement dated January 16, 2007, as supplemented by a Supplemental Agreement dated January 21, 2008, in accordance with the terms of this Agreement, with respect to the Securities to be issued by the Issuer under this Agreement on and after the date hereof; and

WHEREAS, unless otherwise determined by the Issuer and specified in the applicable Final Terms, beneficial interests in each Tranche of Notes and Certificates initially will be represented by a Temporary Global Security, exchangeable, as provided in such Temporary Global Security, for beneficial interests in a Permanent Global Security, beneficial interests in each Tranche of Warrants initially will be represented by a Permanent Global Security, and beneficial interests in a Global Security may under some circumstances be exchangeable for Definitive Securities, in each case, as further described herein and in accordance with the terms of the Global Securities.

NOW, THEREFORE, it is agreed as follows:

1.	Definitions and Interpretation

(1) Terms and expressions defined in the Program Agreement or the Securities or used in the applicable Conditions shall have the same meanings in this Agreement, except where the context requires otherwise.

(2) Without prejudice to the foregoing in this Agreement:

“Affiliate” means, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity, or person;

“Calculation Agency Agreement” means the Calculation Agency Agreement, dated January 16, 2007, among the Issuer, the Guarantor and Bank of America, N.A., as Calculation Agent (the “Calculation Agent”);

“Certificate” means any certificate issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Certificates, as well as any applicable Registered Certificates, Definitive Certificates and Coupons;

“CGN” and “Classic Global Note” mean a Temporary Global Note in the form set out in Schedule 1 hereto or a Permanent Global Note in the form set out in Schedule 2 hereto, in either case where the applicable Final Terms specify the Notes as being in CGN form;

“Coupons” means the interest coupons substantially in the form set out in Schedule 9 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) which are or will be attached to an interest-bearing Definitive Security, if issued, on issue;

“Definitive Certificate” means a Certificate in definitive form substantially in the form set out in Schedule 6 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued under certain circumstances pursuant hereto;

“Definitive Note” means a Note in definitive form substantially in the form set out in Schedule 3 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued under certain circumstances pursuant hereto;

“Definitive Security” means a Definitive Certificate, Definitive Note or Definitive Warrant;

“Definitive Warrant” means a Warrant in definitive form substantially in the form set out in Schedule 8 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued under certain circumstances pursuant hereto;

“Delivery Agency Agreement” means the Delivery Agency Agreement, dated January 16, 2007, among the Issuer, the Guarantor and Banc of America Securities Limited, as Delivery Agent (the “Delivery Agent”);

“Eurosystem-eligible NGN” means a NGN which is intended to be held in a manner which would allow Eurosystem eligibility, as stated in the applicable Final Terms;

“Global Certificate” means a Temporary Global Certificate or a Permanent Global Certificate;

“Global Note” means a Temporary Global Note or a Permanent Global Note;

“Global Security” means a Temporary Global Security or a Permanent Global Security;

“Instruments” means, collectively, the Certificates and the Warrants;

“NGN” and “New Global Note” mean a Temporary Global Note in the form set out in Schedule 1 hereto or a Permanent Global Note in the form set out in Schedule 2 hereto, in either case where the applicable Final Terms specify the Notes as being in NGN form;

“Note” means any note issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Notes, as well as any applicable Registered Notes, Definitive Notes and Coupons;

“outstanding” means, in relation to the Securities, all the Securities issued other than (a) those which have been redeemed in accordance with the applicable Conditions, (b) those in respect of which the redemption date in accordance with the Conditions has occurred and the redemption consideration (including any interest accrued on such Securities (if the Securities are Notes or Certificates) to the date for such redemption and any interest or other amounts payable or deliverable under the Conditions after such date) have been duly paid to the Principal Agent as provided in this Agreement or delivered pursuant to the Delivery Agency Agreement and remain available for payment or delivery against presentation and surrender of Securities and/or Receipts and/or Coupons, as the case may be, (c) those which have become void under General Note Condition 8 or General Instrument Condition 15, (d) those which have been purchased and cancelled as provided in General Note Condition 6 or General Instrument Condition 11 (or as otherwise provided in the applicable Global Security), (e) those mutilated or defaced Securities which have been surrendered in exchange for replacement Securities pursuant to General Note Condition 10 or General Instrument Condition 16, (f) (for purposes only of determining how many Securities are outstanding and without prejudice to their status for any other purpose) those Securities alleged to have been lost, stolen or destroyed and in respect of which replacement Securities have been issued pursuant to General Note Condition 10 and General Instrument Condition 16, (g) any Temporary Global Security to the extent that it shall have been exchanged for a Permanent Global Security and any Global Security to the extent that it shall have been exchanged for one or more Definitive Securities, in each case pursuant to their respective provisions; provided that for the purposes of (i) ascertaining the right to attend and vote at any meeting of the Holders and (ii) the determination of how many Securities are outstanding for the purposes of Schedule 15, those Securities which are beneficially held by, or are held on behalf of, the Issuer or any of its Affiliates shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

“Paying Agents” means the Principal Agent and the Paying Agent referred to above and such other paying agent or paying agents as may be appointed from time to time hereunder;

“Permanent Global Certificate” means a permanent global certificate substantially in the form set out in Schedule 5 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms or Securities Note) by the Issuer pursuant to this Agreement in exchange for the Temporary Global Certificate issued in respect of Certificates of the same Series;

“Permanent Global Note” means a permanent global note substantially in the form set out in Schedule 2 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms or Securities Note) by the Issuer pursuant to this Agreement in exchange for the Temporary Global Note issued in respect of Notes of the same Series;

“Permanent Global Security” means a Permanent Global Note, Permanent Global Certificate or Permanent Global Warrant;

“Permanent Global Warrant” means a permanent global warrant substantially in the form set out in Schedule 7 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms or Securities Note) by the Issuer pursuant to this Agreement;

“Registered Certificate” means a Certificate in registered form and as to which the Issuer and the Guarantor will appoint a transfer agent, paying agent and registrar, all as more fully described in the applicable Final Terms or Securities Note;

“Registered Note” means a Note in registered form and as to which the Issuer and the Guarantor will appoint a transfer agent, paying agent and registrar, all as more fully described in the applicable Final Terms or Securities Note;

“Registered Security” means a Registered Note, Registered Certificate or Registered Warrant;

“Registered Warrant” means a Warrant in registered form and as to which the Issuer and the Guarantor will appoint a transfer agent, paying agent and registrar, all as more fully described in the applicable Final Terms or Securities Note;

“Restricted Period” shall be determined as set forth in Clause 4(2), unless otherwise indicated;

“Temporary Global Certificate” means a temporary global certificate substantially in the form set out in Schedule 4 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) initially representing Certificates issued or to be issued pursuant to this Agreement and issued in respect of the Certificates of the same Tranche;

“Temporary Global Note” means a temporary global note substantially in the form set out in Schedule 1 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) initially representing Notes issued or to be issued pursuant to this Agreement and issued in respect of Notes of the same Tranche;

“Temporary Global Security” means a Temporary Global Note or a Temporary Global Certificate;

“U.S. person” shall, unless otherwise indicated, have the meaning set forth in Regulation S under the U.S. Securities Act of 1933, as amended; and

“Warrant” means any warrant issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Warrants, as well as any applicable Registered Warrants and Definitive Warrants.

(3) The term “Securities” as used in this Agreement shall include the Temporary Global Security and the Permanent Global Security, Definitive Security, Registered Security and Coupons, as applicable. The term “Global Security” as used in this Agreement shall include both the Temporary Global Security and the Permanent Global Security, as applicable, each of which is a “Global Security.” The term “Holders” shall have the same meaning in this Agreement as given in the General Note Conditions or the General Instrument Conditions, as applicable.

(4) For purposes of this Agreement, the Securities of each Series shall form a separate series of Securities and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Securities of each Series and in such provisions the expressions “Securities,” “Holders,” “Receipts,” “Receiptholders,” “Coupons,” “Couponholders,” “Talons” and “Talonholders” shall be construed accordingly.

(5) All references in this Agreement to principal, interest or to any monies payable or amounts deliverable by the Issuer in respect of the Securities under this Agreement shall have the meaning set out in General Note Condition 5 or General Instrument Condition 12, as applicable.

(6) All references in this Agreement to the “relevant currency” shall be construed as references to the currency in which the relevant Securities and/or Coupons are denominated (or payable in the case of Certificates and Warrants payable in cash and Dual Currency Notes).

(7) In this Agreement, Clause headings are inserted for convenience and ease of reference only and shall not affect the interpretation of this Agreement. All references in this Agreement to the provisions of any statute shall be deemed to be references to that statute as from time to time modified, extended, amended or re-enacted or to any statutory instrument, order or regulation made thereunder or under such re-enactment.

(8) All references in this Agreement to an agreement, instrument or other document (including, without limitation, this Agreement, the Program Agreement, the Securities, the Guarantees, the Delivery Agency Agreement, the Calculation Agency Agreement and any Conditions appertaining thereto) shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied or supplemented from time to time.

(9) Any references herein to Euroclear or Clearstream, Luxembourg shall be deemed to include, whenever the context permits, a reference to any additional or alternative clearance system approved by the Issuer, the Guarantor and the Agent. References to the “records” of Euroclear and Clearstream, Luxembourg shall be to the records that each of such entities holds for its customers, which reflect the amount of such customer’s interest in the Securities.

(10) All references to Condition or Conditions shall be a reference to the corresponding conditions set out in the Terms and Conditions of the relevant Securities.

2.	Appointments of Principal Agent, Paying Agents, Luxembourg Listing Agent, Delivery Agent and Calculation Agent

(1) The Offerors hereby continue the appointment of The Bank of New York Mellon as Principal Agent, and The Bank of New York Mellon hereby acknowledges its acceptance of such appointment as Principal Agent of the Issuer, upon the terms and subject to the conditions set out below, for the purposes of:

(a) completing, authenticating and delivering Global Securities and (if required) authenticating and delivering Definitive Securities;

(b) giving effectuation instructions in respect of each Global Note which is an Eurosystem-eligible NGN;

(c) exchanging Temporary Global Notes for Permanent Global Notes or Definitive Notes, as the case may be, and exchanging Temporary Global Certificates for Permanent Global Certificates or Definitive Certificates, as the case may be, any such exchange to be made in accordance with the terms of such Temporary Global Note or Temporary Global Certificate and, in respect of such exchange, (i) making all notations on Global Notes which are CGNs or Global Certificates, as required by their terms and (ii) instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Global Notes which are NGNs;

(d) under certain circumstances, exchanging Permanent Global Securities for Definitive Securities in accordance with the terms of such Permanent Global Securities and, in respect of such exchange, (i) making all notations on Permanent Global Securities which are CGNs or Instruments, as required by their terms and (ii) instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Permanent Global Notes which are NGNs;

(e) paying sums due on Global Securities and Definitive Securities, Receipts and Coupons and instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Global Notes which are NGNs (as provided in this Agreement);

(f) determining the end of the Restricted Period applicable to each Tranche;

(g) arranging on behalf of the Offerors for notices to be communicated to the Holders;

(h) preparing and sending any required periodic reports to the Ministry of Finance of Japan (the “MoF”), or any other appropriate regulatory authority and, subject to confirmation from the Issuer and/or the Guarantor for the need for such further reporting, ensuring that all necessary action is taken to comply with any reporting requirements of any competent authority of any relevant currency as may be in force from time to time with respect to the Securities to be issued under the Program;

(i) subject to the Procedures Memorandum, submitting to the appropriate stock exchange such number of copies of each Final Terms which relate to Securities which are to be listed on that stock exchange as it may reasonably require;

(j) receiving notice, on behalf of the Issuer, from Euroclear or Clearstream, Luxembourg relating to the certifications of non-United States beneficial ownership of the Securities and providing copies of such notices to the Issuer; and

(k) performing all other obligations and duties imposed upon it by the applicable Conditions, this Agreement or as may be agreed between the Offerors and the Agent in connection with a particular Series or Tranche of Securities.

(2) The Offerors, in their discretion, may appoint (or remove) one or more agents outside the United States and its possessions (each, a “Paying Agent”) for the payment (subject to applicable laws and regulations) of the principal of, any interest, other amounts payable and Additional Amounts, if any (as defined in General Note Condition 6 and General Instrument Condition 13, as applicable), on the Notes and Certificates. The Offerors hereby continue the appointment of: (a) The Bank of New York (Luxembourg) S.A., at its office in Luxembourg at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Luxembourg, as Paying Agent in Luxembourg; and (b) The Bank of New York (Luxembourg) S.A. as Luxembourg Listing Agent for purposes of the Securities. Upon its written acceptance of such continuing appointment or execution of a copy of this Agreement, each Paying Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Offerors as the Offerors hereafter may grant to or confer upon it in writing. As used herein, “paying agencies” shall mean paying agencies maintained by a Paying Agent on behalf of the Offerors as provided elsewhere herein. As used herein, “possessions” shall include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

(3) The Offerors will appoint, or continue the appointment of, one or more agents to make certain calculations with respect to the Securities (the “Calculation Agent”) pursuant to the Conditions.

(4) The Offerors will appoint, or continue the appointment of, one or more agents to deliver relevant Physical Delivery Amount(s) with respect to Physical Delivery Securities (the “Delivery Agent”) pursuant to the Conditions.

(5) In relation to each issue of Eurosystem-eligible NGNs, the Issuer hereby authorizes and instructs the Agent to elect, as directed by the Issuer, Euroclear or Clearstream, Luxembourg as common safekeeper. From time to time, the Offerors and the Agent may agree to vary this election. Each Offeror acknowledges that any such election is subject to the right of Euroclear and Clearstream, Luxembourg to jointly determine that the other shall act as common safekeeper in relation to any such issue and agrees that no liability shall attach to the Agent in respect of any such election made by it.

(6) The obligations of the Paying Agents under this Agreement shall be several and not joint.

3.	Issue of Temporary Global Notes, Temporary Global Certificates and Permanent Global Warrants

(1) Subject to sub-clause (2), following receipt of a notification from the Issuer in respect of an issue of Securities (such notification being by receipt of a confirmation (a “Confirmation”), substantially in the applicable form set out in the Procedures Memorandum), the Agent will take the steps required of the Agent in the Procedures Memorandum. For this purpose the Agent is hereby authorized on behalf of the Issuer:

(a) to prepare a Temporary Global Security in accordance with such Confirmation by attaching a copy of the applicable Final Terms to a copy of the relevant master Temporary Global Security;

(b) to prepare a Permanent Global Warrant in accordance with such Confirmation by attaching a copy of the applicable Final Terms to a copy of the relevant master Permanent Global Warrant;

(c) to authenticate (or cause to be authenticated) such Temporary Global Security or Permanent Global Warrant;

(d) to deliver the Temporary Global Security or Permanent Global Warrant, as applicable, to the specified common depositary (in the case of a Temporary Global Note which is a CGN, a Global Certificate or a Global Warrant) or specified common safekeeper (if the Temporary Global Note is a NGN) for Euroclear and Clearstream, Luxembourg and (i) in the case of an issue of a Temporary Global Note which is a CGN, a Global Certificate or a Global Warrant, to instruct Euroclear or Clearstream, Luxembourg, as the case may be, unless otherwise agreed in writing between the Agent and the Issuer, (A) in the case of an issue of Securities on a non-syndicated basis, to credit the applicable Securities represented by such Global Security, to the Agent’s distribution account, and (B) in the case of an issue of Securities on a syndicated basis, to hold such Securities pursuant to the Issuer’s order, and (ii) in the case of a Temporary Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;

(e) to ensure that the Securities of each Tranche are assigned a common code (“Common Code”) and International Security Identification Number (“ISIN”) by Euroclear and Clearstream, Luxembourg which in the case of Notes or Certificates, are different from the Common Code and ISIN assigned to any other Tranche of the same Series until 40 calendar days after the completion of the distribution of the Notes or Certificates, as applicable, of such Tranche as notified by the Agent to the relevant Dealer; and

(f) if the Temporary Global Note is a NGN, instruct Euroclear and Clearstream, Luxembourg to make the appropriate entries in their records to reflect the initial outstanding aggregate principal amount of the relevant Tranche of Notes.

(2) The Agent shall only be required to perform its obligations under sub-clause (1) if it holds:

(a) master Temporary Global Securities or master Permanent Global Warrants, as the case may be, duly executed by a person or persons authorized to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Temporary Global Securities in accordance with Clause 3(1)(a) or Permanent Global Warrants in accordance with Clause 3(1)(b); and

(b) master Permanent Global Notes or master Permanent Global Certificates, duly executed by a person or persons authorized to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Permanent Global Notes and Permanent Global Certificates in accordance with Clause 4 below.

(3) The Agent will provide Euroclear and/or Clearstream, Luxembourg with the notifications, instructions or other information to be given by the Agent to Euroclear and/or Clearstream, Luxembourg in accordance with the standard procedures of Euroclear and/or Clearstream, Luxembourg.

4.	Determination of Exchange Date, Issue of Permanent Global Notes, Permanent Global Certificates or Definitive Securities and Determination of Restricted Period

(1) (a) The Agent shall determine the Exchange Date for each Temporary Global Note or Temporary Global Certificate, as applicable, or portion thereof, in accordance with the terms thereof. Forthwith upon determining the Exchange Date in respect of any Tranche, the Agent shall notify such determination to the Issuer, the relevant Dealer, Euroclear and Clearstream, Luxembourg.

(b) The Agent shall deliver, upon notice from Euroclear or Clearstream, Luxembourg, a Permanent Global Note, Permanent Global Certificate, Definitive Notes or Definitive Certificates, as the case may be, in accordance with the terms of the Temporary Global Note or Temporary Global Certificate, as applicable, provided that in each case the Agent has received certification of non-U.S. beneficial ownership as required by U.S. Treasury Regulations unless such certification has already been given. Upon any such exchange of a portion of a Temporary Global Note or Temporary Global Certificate for an interest in a Permanent Global Note or Permanent Global Certificate, as the case may be, the Agent is hereby authorized on behalf of the Issuer:

(i) for the first Tranche of any Series of Notes or Certificates, to prepare and complete a Permanent Global Note or Permanent Global Certificate, as applicable, in accordance with the terms of the Temporary Global Notes or Temporary Global Certificates applicable to such Tranche by attaching a copy of the applicable Final Terms to a copy of the relevant master Permanent Global Note or Permanent Global Certificate, as applicable;

(ii) for the first Tranche of any Series of Notes, where the Permanent Global Note is a CGN, or Certificates, to authenticate such Permanent Global Note or Permanent Global Certificate, as applicable;

(iii) for the first Tranche of any Series of Notes, where the Permanent Global Note is a CGN, or Certificates, to deliver such Permanent Global Note or Permanent Global Certificate, as applicable, to the common depositary which is holding the Temporary Global Note or Temporary Global Certificate applicable to such Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg either in exchange for such Temporary Global Note or Temporary Global Certificate, as applicable, or, in the case of a partial exchange, on entering details of such partial exchange of the Temporary Global Note or Temporary Global Certificate in the relevant spaces in Schedule 2 of both the Temporary Global Note and the Permanent Global Note or the Temporary Global Certificate and the Permanent Global Certificate, as applicable, and in either case against receipt from the common depositary of confirmation that such common depositary is holding the Permanent Global Note or Permanent Global Certificate, as applicable, in safe custody for the account of Euroclear and/or Clearstream, Luxembourg;

(iv) for the first Tranche of any Series of Notes where the Permanent Global Note is a NGN, to deliver such Permanent Global Note to the common safekeeper which is holding the Temporary Global Note representing the Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg to effectuate (in the case of a Permanent Global Note which is a Eurosystem-eligible NGN) and to hold on behalf of the Issuer pending its exchange for the Temporary Global Note;

(v) in the case of a subsequent Tranche of any Series of Notes, where the Permanent Global Note is a CGN, or Certificates, to attach a copy of the applicable Final Terms to the Permanent Global Note or Permanent Global Certificate applicable to the relevant Series and to enter details of any exchange in whole or part as stated above; and

(vi) in the case of a subsequent Tranche of any Series of Notes where the Permanent Global Note is a NGN, to deliver the applicable Final Terms to the specified common safekeeper for attachment to the Permanent Global Note applicable to the relevant Series.

(c) The certifications of non-U.S. beneficial ownership received pursuant to paragraph (b) above shall contain all certifications and information set forth in the form set out in Schedule 13 hereto and shall be retained by the Principal Agent for the period specified in the U.S. Treasury Regulations. A copy of such certification shall upon request by the Issuer be promptly furnished to the Issuer, in no event later than 10 calendar days after receipt of such request. The Principal Agent shall confirm that any such certification by electronic transmission satisfies the Requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii).

(2) (a) For a Tranche in respect of which there is only one Dealer, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the date certified by the relevant Dealer to the Agent as being the date as of which distribution of the Notes or Certificates of that Tranche was completed.

(b) For a Tranche in respect of which there is more than one Dealer but is not issued on a syndicated basis, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the latest of the dates certified by all the relevant Dealers to the Agent as being the respective dates as of which distribution of the Notes or Certificates of that Tranche purchased by each such Dealer was completed.

(c) For a Tranche issued on a syndicated basis, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the date certified by the Lead Manager to the Agent as being the date as of which distribution of the Notes or Certificates of that Tranche was completed.

(d) Forthwith upon determining the end of the Restricted Period in respect of any Tranche, the Agent shall notify such determination to the Issuer, the Guarantor and the relevant Dealer or the Lead Manager in the case of a syndicated issue.

(3) Upon any exchange of all or a part of an interest in a Temporary Global Note or a Temporary Global Certificate for an interest in a Permanent Global Note or a Permanent Global Certificate, as applicable, or upon any exchange of all or a part of an interest in a Global Security for Definitive Securities, the Agent shall (i) procure that the relevant Global Security shall, if it is a CGN or an Instrument, be endorsed by or on behalf of the Agent to reflect the reduction of its nominal amount by the aggregate nominal amount so exchanged and, where applicable, the Permanent Global Security shall be endorsed by or on behalf of the Agent to reflect the increases in its nominal amount as a result of any exchange for an interest in the Temporary Global Note or Temporary Global Certificate, as applicable, or (ii) in the case of any Global Note which is a NGN, instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such exchange. Until exchanged in full, the Holder of an interest in any Global Security shall in all respects be entitled to the same benefits under this Agreement as the Holder of Definitive Securities (and if applicable, Receipts, Talons and Coupons) authenticated and delivered under this Agreement, subject as set out in the Conditions. The Agent is authorized on behalf of the Issuer and instructed (a) in the case of any Global Note which is a CGN or in the case of a Certificate, to endorse or to arrange for the endorsement of the relevant Global Security to reflect the reduction in the nominal amount represented by it by the amount so exchanged and, if appropriate, to endorse the Permanent Global Security to reflect any increase in the nominal amount represented by it and, in either case, to sign in the relevant space on the relevant Global Security recording the exchange and reduction or increase, (b) in the case of any Global Note which is a NGN, to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such exchange and (c) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Global Security.

(4) Where the Agent delivers any authenticated Global Note to a common safekeeper for effectuation using electronic means, it is authorized and instructed to destroy the Global Note retained by it following its receipt of confirmation from the common safekeeper that the relevant Global Note has been effectuated.

(5) Any exchange of all or a part of an interest in a Temporary Global Security for an interest in a Permanent Global Security, as applicable, or any exchange of all or a part of an interest in a Global Security for

Definitive Securities, and any delivery of a Security, shall be made only outside the United States and its possessions.

5.	Issue of Definitive Securities

(1) Interests in a Global Security will be exchangeable for Definitive Securities with Coupons, if any, attached: (i) as to Permanent Global Notes or Permanent Global Certificates in bearer form, on not less than 60 calendar days’ written notice from Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any Holder of an interest in the applicable Global Security), (ii) in the case of Global Notes, if an Event of Default (as defined in the Conditions) occurs and is continuing, (iii) if the Issuer is notified that either Euroclear or Clearstream, Luxembourg has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) after the original issuance of the Securities or has announced an intention permanently to cease business or has in fact done so and no alternative clearance system approved by the Holders is available, or (iv) if the Issuer, after notice to the Agent, determines to issue the applicable Securities in Definitive form. Upon the occurrence of these events, the Agent shall deliver the relevant Definitive Securities in accordance with the terms of the relevant Global Security. For this purpose, the Agent is hereby authorized on behalf of the Issuer:

(a) to authenticate such Definitive Securities in accordance with the provisions of this Agreement; and

(b) to deliver such Definitive Securities to or to the order of Euroclear, Clearstream, Luxembourg and/or the requesting Holder(s), as applicable, in exchange for such Global Security.

The Agent shall notify the Issuer forthwith upon receipt of a written request for issue of Definitive Securities in accordance with the provisions of a Global Security and this Agreement (and the aggregate amount of such Temporary Global Note, Temporary Global Certificate or Permanent Global Security, as the case may be, to be exchanged in connection therewith).

(2) The Issuer undertakes to deliver to the Agent sufficient numbers of executed Definitive Securities with, if applicable, Receipts, Coupons and Talons attached to enable the Agent to comply with its obligations under this Clause 5.

Notwithstanding the foregoing, the Principal Agent shall not deliver a Bearer Definitive Security unless a certification of non-U.S. beneficial ownership is furnished or has previously been received. Any such certification shall contain all certifications and information set forth in the form set out in Schedule 13 hereto, and shall be retained by the Principal Agent, and a copy shall be furnished to the Issuer, in accordance with Clause 4(1)(c) above.

6.	Terms of Issue

(1) The Agent shall cause all Temporary Global Securities, Permanent Global Securities and Definitive Securities that are delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that such Securities are issued only in accordance with the provisions of this Agreement and the relevant Global Security and Conditions.

(2) Subject to the procedures set out in the Procedures Memorandum, for the purposes of Clause 3(1), the Agent is entitled to treat a telephone, e-mail or facsimile communication from a person purporting to be (and who the Agent believes in good faith to be) the authorized representative of the Issuer named in the lists referred to in, or notified pursuant to, Clause 17(7) as sufficient instructions and authority of the Issuer for the Agent to act in accordance with Clause 3(1).

(3) If a person who has signed on behalf of the Issuer any Security not yet issued but held by the Agent in accordance with Clause 3(1) ceases to be authorized as described in Clause 17(7), the Agent (unless the Issuer gives notice to the Agent that Securities signed by that person do not constitute valid and binding obligations of the Issuer or otherwise until replacements have been provided to the Agent) shall continue to have authority to issue any such Securities, and the Issuer hereby warrants to the Agent that such Securities shall be, unless notified as aforesaid, valid and binding obligations of the Issuer. Promptly upon such person ceasing to be authorized, the Issuer shall provide the Agent with replacement Securities. Upon receipt of such replacement Securities, the Agent shall cancel and destroy the Securities held by it which are signed by such person and shall provide to the Issuer a confirmation of destruction in respect thereof specifying the Securities so cancelled and destroyed.

(4) If the Agent pays an amount (the “Advance”) to the Issuer on the basis that a payment (the “Payment”) has been, or will be, received from a Dealer and if the Payment is not received by the Agent on the date the Agent pays the Issuer, the Agent shall notify the Issuer by facsimile or e-mail that the Payment has not been received and the Issuer shall repay to the Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date such Advance is made to (but excluding) the earlier of repayment of the Advance and receipt by the Agent of the Payment (at a rate quoted at that time by the Agent as its cost of funding the Advance).

(5) Except in the case of issues where the Agent does not act as receiving bank for the Issuer in respect of the purchase price of the Securities being issued, if on the relevant Issue Date, a Dealer does not pay the full purchase price due from it in respect of any Security (the “Defaulted Security”) and, as a result, the Defaulted Security remains in the Agent’s distribution account with Euroclear and/or Clearstream, Luxembourg after such Issue Date, the Agent will continue to hold the Defaulted Security pursuant to the order of the Issuer. The Agent shall notify the Issuer forthwith of the failure of the Dealer to pay the full purchase price due from it in respect of any Defaulted Security and, subsequently, shall notify the Issuer forthwith upon receipt from the Dealer of the full purchase price in respect of such Defaulted Security and to pay to the Issuer the amount so received.

7.	Payments and Deliveries

(1) Subject to sub-clause (12) below, the Agent shall advise the Issuer as soon as shall be practicable preceding the date on which any payment is to be made to the Agent pursuant to this sub-clause (1) of the payment amount, value date and payment instructions and the Issuer will before 10:00 a.m. London time on each date on which any payment in respect of any Securities issued by it becomes due, transfer to an account specified by the Agent such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Agent and the Issuer may agree.

(2) The Issuer will ensure that no later than 4:00 p.m. (London time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Agent pursuant to sub-clause (1), the Agent shall receive from the paying bank of the Issuer an irrevocable confirmation in the form of an authenticated SWIFT message that such payment shall be made. For the purposes of this Clause 7, “Business Day” means a day which is both:

(a) a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and New York, New York and any additional business center(s) specified in the relevant Final Terms (“Additional Business Center(s)”); and

(b) either (1) for any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centers (as defined below) of the country of the relevant Specified Currency (if other than London) or (2) for any sum payable in euro, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (“TARGET2 System”) or any successor thereto is operating. Unless otherwise provided in the applicable Final Terms, the principal financial center of any Specified Currency for the purpose of this Clause 7 shall be the relevant financial centers (if any) specified for the relevant Specified Currency in Section 1.5 or Section 1.6 of the ISDA Definitions, except that the principal financial centers for Australian Dollars shall be Melbourne and Sydney, the principal financial center for Canadian Dollars shall be Toronto and the principal financial center for New Zealand Dollars shall be Wellington.

(3) The Agent shall ensure that payments of principal, interest or any other amount in respect of any Temporary Global Note or Temporary Global Certificate will be made only to the extent that certification of non-U.S. beneficial ownership as required by U.S. Treasury regulations has been received from Euroclear and/or Clearstream, Luxembourg in accordance with the terms thereof. Any such certification shall contain all certifications and information set forth in the form set out in Schedule 13, and be retained by the Principal Agent, and a copy shall be furnished to the Offerors in accordance with Clause 4(1)(c).

(4) Subject to the receipt by the Agent of payment as provided in sub-clause (1) above, the Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due in respect of the Securities on behalf of the Issuer in the manner provided in the Conditions. If any payment provided for in sub-clause (l) is made late but otherwise in accordance with the provisions of this Agreement, the Agent and each Paying Agent shall nevertheless make payments in respect of the Securities as aforesaid following receipt by it of such payment.

(5) If for any reason the Agent considers in its sole discretion that the amounts to be received by the Agent pursuant to sub-clause (1) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Securities, neither the Agent nor any Paying Agent shall be obliged to pay any such claims until the Agent has received the full amount of all such payments. Should the Agent or any Paying Agent elect not to make payment of amounts falling due in respect of the Securities as aforesaid, it shall advise the Issuer of any such decision as soon as practicable by telephone with confirmation by facsimile or e-mail.

(6) Without prejudice to sub-clauses (4) and (5), if the Agent pays any amounts to the Holders, Receiptholders or Couponholders or to any Paying Agent at a time when it has not received payment in full in respect of the relevant Securities in accordance with sub-clause (1) (the excess of the amounts so paid over the amounts so received being the “Shortfall”), the Issuer will, in addition to paying amounts due under sub-clause (l), pay to the Agent on demand interest (at a rate which represents the Agent’s cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Agent of the Shortfall.

(7) The Agent shall on demand promptly reimburse each Paying Agent for payments in respect of Securities properly made by such Paying Agent in accordance with this Agreement and the Conditions unless the Agent has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment in respect of the Securities can be made prior to the day on which such Agent has to give payment instructions in respect of the due date of a payment in respect of the Securities, that the Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of such Securities.

(8) If the Agent pays out on or after the due date therefor, or becomes liable to pay out, funds on the assumption that a corresponding payment by the Issuer has been or will be made and such payment has in fact not been made by the Issuer, then the Issuer shall on demand reimburse the Agent for the relevant amount, and pay interest to the Agent on such amount from the date on which it is paid out to the date of reimbursement at a rate per annum equal to the cost to the Agent of funding the amount paid out, as certified by the Agent and expressed as a rate per annum. For the avoidance of doubt, the provisions of the General Note Conditions as to subordination shall not apply to the Issuer’s obligations under this sub-clause (8).

(9) While any Securities are represented by a Global Security or Global Securities, all payments or deliveries due in respect of such Securities shall be made to, or to the order of, the Holder of the Global Security or Global Securities, subject to, and in accordance with, the provisions of the Global Security or Global Securities. In the case of a Global Note which is a CGN, a Global Certificate or a Global Warrant, the Paying Agent to which any Global Security was presented for the purpose of making such payment shall cause the appropriate Schedule to the relevant Global Security to be annotated so as to evidence the amounts and dates of such payments of principal, interest or other amounts, as applicable. In the case of any Global Note which is a NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such payment.

(10) All payments in respect of any Security (including payments by the Guarantor pursuant to the Guarantees) shall be made outside the United States and its possessions and shall not be made by transfer to an account at a bank, or delivered to an address, located inside the United States or its possessions, by any office or agency of the Issuer, the Guarantor, the Principal Agent, or any Paying Agent. Terms used in the preceding sentence shall have the meanings given to them by the U.S. Internal Revenue Code of 1986, as amended, and regulations thereunder. No payments shall be made to a U.S. person.

(11) If the amount of principal, interest or other amounts then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made therefrom), (i) the Paying Agent to which a Security is presented for the purpose of making such payment shall, unless the Security is a NGN, make a record of such shortfall on the Security and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made or (ii) in the case of any Global Note which is a NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such shortfall in payment.

(12) If any payments or deliveries due on any Physical Delivery Notes, as defined in the General Note Conditions, or Physical Delivery Instruments, as defined in the General Instrument Conditions, including pursuant to sub-clause 10 above, are required to be paid by delivery of any asset other than cash, then neither the Agent nor any Paying Agent shall be responsible hereunder for the delivery of such non-cash consideration. Instead, the delivery of such non-cash consideration shall be effected or procured by the Delivery Agent in the manner provided by the Delivery Agency Agreement upon receipt of an Asset Transfer Notice, an Exercise Notice or a Certificate Settlement Notice, as applicable, from the relevant Holder in the manner contemplated by the General Note Conditions or the General Instrument Conditions, as applicable. No Physical Delivery Amount shall be delivered in the United States or its possessions, transferred to an account at a bank or delivered to an address located inside the United States or its possessions, or to, or for the account or benefit of a U.S. person (the term U.S. person as defined in Regulation S of the Securities Act of 1933, as amended). For purposes of taking any action required to be taken by the Agent hereunder, including, but not limited to, any notations required to be made on the Securities, the Agent may rely upon any notification delivered to it by the Delivery Agent pursuant to the Delivery Agency Agreement as to the amounts delivered by the Delivery Agent thereunder (or any shortfall, as the case may be) on any Interest Payment Date, Maturity Date, Settlement Date, or any other relevant payment date.

8.	Determinations and Notifications in Respect of Securities

(1) The Agent shall make all such determinations and calculations (howsoever described) as it is required to do under the Conditions, all subject to and in accordance with the Conditions, provided that certain calculations with respect to the Securities, and associated publication or notification, shall be made by the relevant Calculation Agent in accordance with the relevant Calculation Agency Agreement.

(2) For the purposes of monitoring the aggregate principal amount of Securities issued under the Program, the Agent shall determine the U.S. Dollar equivalent of the principal amount of each issue of Securities denominated in another currency, each issue of Partly Paid Notes, Index Linked Securities, Share Linked Securities, Inflation Linked Securities, Commodity Linked Securities, FX Linked Securities, Hybrid Securities, Securities Linked to other Underlying Assets and Dual Currency Notes, as follows:

(a) the U.S. Dollar equivalent of Securities denominated in a currency other than U.S. Dollars shall be determined as of the Agreement Date for such Securities on the basis of the spot rate for the sale of the U.S. Dollar against the purchase of the relevant currency quoted by a foreign exchange dealer selected by the Issuer on the relevant day of calculation;

(b) the U.S. Dollar equivalent of Index Linked Securities, Share Linked Securities, Inflation Linked Securities, Commodity Linked Securities, FX Linked Securities, Hybrid Securities, Dual Currency Notes and Securities Linked to other Underlying Assets (in each case, other than Warrants), shall be calculated as specified above by reference to the original nominal amount of such Securities;

(c) the U.S. Dollar equivalent of Partly Paid Notes shall be determined as specified above by reference to the original principal amount of such Notes regardless of the amount paid on the Notes; and

(d) the U.S. Dollar equivalent of Zero Coupon Notes and other Securities that are issued at a discount or premium (other than a de minimis discount in the ordinary course), as well as Warrants, shall be calculated as specified above by reference to the net proceeds received by the Issuer for the relevant issue.

9.	Notice of Any Withholding or Deduction

(1) If the Issuer, in respect of any payment under the Securities, or the Guarantor, in respect of any payment under the Guarantees, is compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges, the Issuer or the Guarantor, as applicable, shall give written notice thereof to the Principal Agent and any Paying Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Principal Agent and any Paying Agent such information as it shall require to enable it to comply with such requirement, and the Principal Agent and Paying Agent shall comply with such requirement.

(2) Prior to the first payment on any Security, the Principal Agent shall have submitted to the Issuer, or shall have on file with the Issuer, a properly executed Internal Revenue Service (“IRS”) Form W-9, and any Paying Agent with respect to such Security shall have submitted to the Issuer, or shall have on file with the Issuer, such IRS form as the Issuer shall determine to be necessary or advisable.

(3) The Principal Agent and any Paying Agent with respect to a Security shall report payments to the Security holders and the IRS as appropriate under U.S. law.

(4) The Principal Agent and any Paying Agent with respect to a Security shall provide the Issuer with any information required by the Issuer in connection with the Principal Agent’s and Paying Agent’s compliance with the tax requirements of this Clause 9.

(5) The Issuer, Principal Agent and any Paying Agent shall agree on applicable procedures with respect to any Registered Security.

10.	Optional Early Redemption, Put Notices, Certificate Settlement Notices, Asset Transfer Notices and Exercise Notices

(1) If so permitted by the applicable Final Terms, and subject always to the provisions set forth in the Conditions and the applicable Final Terms, if the Issuer decides to redeem any outstanding Securities (in whole or in part) for the time being outstanding prior to their Maturity Date, Expiration Date or Settlement Date, as applicable, or (if applicable) the Interest Payment Date falling in the redemption month (as the case may be) in accordance with the Conditions, the Issuer shall give 7 calendar days’ written notice of such decision to the Agent on or prior to the date on which the Issuer will give notice of such redemption to the Holders in accordance with the Conditions in order to enable the Agent to undertake its obligations herein and in the Conditions.

(2) If only some of the Securities of like tenor and of the same Series are to be redeemed on such date, the Agent shall make the required drawing in accordance with the Conditions but shall give the Issuer reasonable notice of the time and place proposed for such drawing. Where partial redemptions are to be effected when there are Definitive Securities outstanding, the Principal Agent will select by lot the Securities to be redeemed from the outstanding Securities in compliance with all applicable laws and stock exchange requirements and deemed by the Agent to be appropriate and fair. Where partial redemptions are to be effected when there are no Definitive Securities outstanding, the rights of Holders will be governed by the standard provisions of Euroclear and Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion). Notice of any partial redemption and, when there are Definitive Securities outstanding, of the serial numbers of the Securities so drawn, will be given by the Agent to the Holders in accordance with the terms of the Securities and this Agreement.

(3) On behalf of and at the expense of the Issuer, the Agent shall publish the notice required in connection with any such redemption and shall at the same time also publish a separate list of the serial numbers of any Securities previously drawn and not presented for redemption. Such notice shall specify the date fixed for redemption, the redemption amount, the record date, the manner in which redemption will be effected and, in the case of a partial redemption, the serial numbers of the Securities to be redeemed and the nominal amounts of the Securities to be redeemed. Such notice will be published in accordance with the Conditions. The Agent also will notify the other Paying Agents of any date fixed for redemption of any Securities.

(4) Immediately prior to the date on which any notice of redemption is to be given to the Holders, the Issuer shall deliver to the Agent a certificate stating that the Issuer is entitled to effect such redemption and setting forth in reasonable detail a statement of facts showing that all conditions precedent to such redemption have occurred or been satisfied and shall comply with all notice requirements provided for in the Conditions.

(5) Each Paying Agent will keep a stock of Put Notices (as defined in the General Note Conditions) for Definitive Notes held outside of a clearing system in the form set out in Schedule 16, which shall be delivered in accordance with General Note Condition 6(d), and will make such notices available on demand to Holders of such Notes for which the Conditions provide for redemption at the option of Holders of Notes. Each Paying Agent shall promptly transfer a copy of any valid Put Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Note deposited in the exercise of such option in accordance with the Conditions, the Paying Agent with which such Note is deposited shall hold such Note (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Holder of Notes (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of such option, when, subject as provided below and Clause 7(12) above, it shall present such Note (and any such Coupons, if any) to itself, the Issuer and the Guarantor for payment of the amount due thereon together with any interest and any other amounts due on such date in accordance with the Conditions and shall pay such amounts in accordance with General Note Condition 5, and if applicable, the directions of such Holder contained in the Put Notice. In the event of exercise of any other option, each Paying Agent shall take steps required of it in the Conditions. If, prior to such due date for its redemption, such Note becomes immediately due and payable or if upon due presentation payment of such redemption monies is improperly withheld or refused, the applicable Paying Agent shall post such Note (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Holder of such Note unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address outside the United States and its possessions as may have been given by such Holder in the Put Notice. At the end of each period for the exercise of such option, each Paying Agent shall promptly notify the Agent of the principal amount of the Notes in respect of which such option has been exercised with it, together with their serial numbers, and the Agent shall promptly notify such details to the Issuer.

(6) Each Paying Agent will keep a stock of Asset Transfer Notices (as defined in the General Note Conditions) for Physical Delivery Notes held outside of a clearing system in the form set out in Schedule 17, which shall be delivered in accordance with General Note Condition 5(f)(A)(1), and will make such notices available on demand to Holders of such Notes. Each Paying Agent shall promptly transfer a copy of any valid Asset Transfer Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Note deposited in connection with the delivery of any Physical Delivery Amount as to a Physical Delivery Note, the Paying Agent with which such Note is deposited shall hold such Note (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Holder of such Note (but shall not, except as provided below, release it) until the due date for delivery of the applicable Physical Delivery Amount of the relevant Note, when, subject as provided below and Clause 7(12) above, it shall present such Note (and any such Coupons, if any), together with the serial numbers of the applicable Notes, to itself, the Issuer, the Guarantor and the Delivery Agent for delivery of the Physical Delivery Amount due thereon in accordance with the Conditions. If, prior to such due date for delivery, such Note becomes immediately due and payable or if upon due presentation, delivery or payment of the Physical Delivery Amount or any monies is improperly withheld or refused, the Paying Agent shall post such Note (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Holder of such Note unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address outside the United States and its possessions as may have been given by such Holder in the Asset Transfer Notice.

(7) Each Paying Agent will keep a stock of Certificate Settlement Notices (as defined in the General Instrument Conditions) for Definitive Certificates held outside of a clearing system in the form set out in Schedule 19, which shall be delivered in accordance with General Instrument Condition 8, and will make such notices available on demand to Holders of such Certificates. Each Paying Agent shall promptly transfer a copy of any valid Certificate Settlement Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Certificate deposited for settlement in accordance with the Conditions, the Paying Agent with which such Certificate is deposited shall hold such Certificate (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Holder of such Certificates (but shall not, except as provided below, release it) until the settlement date of the relevant Certificate, when, subject as provided below and Clause 7(12) above, it shall present such Certificate (and any such Coupons, if any) to itself, the Issuer, the Guarantor and the Delivery Agent (if applicable) for payment of the amount due or deliverable thereon together with any interest and any other amounts due or deliverable on such date in accordance with the Conditions and shall pay or deliver such amounts in accordance with General Instrument Condition 8(b), and if applicable, the directions of the Holder of the Certificates contained in the Certificate Settlement Notice. If, prior to such settlement date, such Certificate becomes immediately due and payable or if upon due presentation, payment of any amounts due or deliverable or any money is improperly withheld or refused, the Paying Agent concerned shall post such Certificate (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Holder of such Certificate unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Certificates at such address outside the United States and its possessions as may have been given by such Holder in the Certificate Settlement Notice. At the end of each Certificate Settlement Notice Period (as defined in General Instrument Condition 8(a)), each Paying Agent shall promptly notify the Agent of the number of Certificates that have been redeemed, together with their serial numbers, and the Agent shall promptly notify such details to the Issuer.

(8) Each Paying Agent will keep a stock of Exercise Notices (as defined in the General Instrument Conditions) for Definitive Warrants held outside of a clearing system in the form set out in Schedule 18, which shall be delivered in accordance with General Instrument Condition 6(a), and will make such notices available on demand to Holders of such Warrants. Each Paying Agent shall promptly transfer a copy of any valid Exercise Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Warrant deposited in the exercise of such Warrant in accordance with the Conditions, the Paying Agent with which such Warrant is deposited shall hold such Warrant on behalf of the depositing Holder of such Warrant (but shall not, except as provided below, release it) until the due date for delivery of the amounts payable or deliverable on the relevant Warrant consequent upon its exercise, when, subject as provided below and Clause 7(12) above, it shall present such Warrant, to itself, the Issuer, the Guarantor and the Delivery Agent (if applicable) for delivery of the amount payable or deliverable thereon in accordance with the Conditions and shall pay or deliver such amounts in accordance with General Instrument Condition 6(c), and if applicable, the directions of the Holder of the Warrants contained in the Exercise Notice. If upon due presentation, payment of any amounts due or deliverable or any money is improperly withheld or refused, the Paying Agent concerned shall post such Warrant by uninsured post to, and at the risk of, the relevant Holder of the Warrant unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Warrants at such address outside the United States and its possessions as may have been given by such Holder in the Exercise Notice. At the end of the Exercise Period (as defined in General Instrument Condition 5) for any Warrants, each Paying Agent shall promptly notify the Agent of the number of Warrants that have been exercised, together with their serial numbers (if any), and the Agent shall promptly notify such details to the Issuer.

(9) The Principal Agent shall as promptly as practicable (and in any event not later than 3:00 p.m. (local time) on the following Business Day on which a duly completed Asset Transfer Notice, Certificate Settlement Notice or Exercise Notice, as the case may be, is delivered to it), and in accordance with General Note

Condition 5(f)(A)(2) in the case of Notes or General Instrument Condition 9(b) in the case of Instruments, notify the Issuer, the Guarantor, the Calculation Agent and (if applicable) the Delivery Agent of details of the Securities in respect of which an Asset Transfer Notice, Certificate Settlement Notice or Exercise Notice, as the case may be, has been delivered by any Holder of Notes, Certificates or Warrants (such notification to be in such forms and in such manner as the Issuer, the Guarantor, the relevant Dealer, the Calculation Agent and (if applicable) the Delivery Agent may reasonably request from time to time).

(10) The Principal Agent shall keep a full and complete record of all Securities and of their exercise, redemption and cancellation in accordance with this Clause 10 and make such records available at all reasonable times to the Issuer and the Guarantor and any persons authorized by it for inspection and for the taking of copies thereof or extracts therefrom.

(11) The Principal Agent shall, as soon as practicable after the date on which all the Securities represented by any Global Security have been exercised or redeemed or have expired or have become null and void and upon delivery by or on behalf of the common depositary (in the case of a Global Note issued in CGN form or an Instrument) or the common safekeeper (in the case of a Global Note issued in NGN form) of the relevant Global Security to the Principal Agent, cancel the relevant Global Security or cause it to be cancelled and thereafter, unless otherwise instructed by the Issuer, destroy the relevant Global Security and, upon written request of the Issuer, certify such destruction to the Issuer.

(12) The Principal Agent shall make such arrangements (including the notification of the relevant clearing system) as are necessary to collect, on behalf of the Issuer, any taxes or duties as specified in the Conditions incurred by the Issuer in connection with the exercise or redemption of the Securities, provided that the Issuer gives notice to the Principal Agent of the relevant taxes or duties which will be incurred by the Issuer on an exercise or redemption of Securities.

11.	Receipt and Publication of Notices; Receipt of Certificates

(1) Upon the receipt by the Agent of a written demand or notice from any Holder in accordance with the Conditions, the Agent shall forward a copy thereof to the Offerors.

(2) On behalf of and at the request and expense of the Issuer, the Agent shall cause to be published all notices required to be given by the Issuer to the Holders in accordance with the Conditions.

12.	Cancellation of Securities, Receipts, Coupons and Talons

(1) All Securities which are redeemed, all Warrants which are exercised, all Receipts or Coupons which are paid and all Talons which are exchanged shall be delivered outside the United States and its possessions to the Agent, and shall be cancelled by the Agent. In addition, each Offeror shall notify the Agent in writing of all Securities which are purchased by or on behalf of such Offeror or any of its subsidiaries and all such Securities surrendered to the Agent for cancellation, together (in the case of Securities in Definitive form) with all unmatured Receipts, Coupons or Talons (if any) attached thereto or surrendered therewith, shall be cancelled by the Agent.

(2) Each Offeror shall have the right to request in writing that the Agent provide, without limitation, the following information:

(a) the aggregate principal amount of Notes and the number of Certificates which have been redeemed and the aggregate amount paid or delivered in respect thereof;

(b) the number of Warrants which have been exercised and the payments or deliveries made upon such exercise;

(c) the number of Securities cancelled together (in the case of Definitive Securities, if any) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

(d) the aggregate amount paid in respect of interest on the Notes and Certificates;

(e) the total number by maturity date of Receipts, Coupons and Talons so cancelled; and

(f) in the case of Definitive Securities, if any, the serial numbers of such Securities, which shall be given to the Issuer by the Agent as soon as reasonably practicable and in any event within three months after the date of such repayment or, as the case may be, payment or exchange.

(3) The Agent shall destroy all cancelled Securities, Receipts, Coupons and Talons.

(4) The Agent shall keep a full and complete record of all Securities, Receipts, Coupons and Talons (other than serial numbers of Coupons, except those which have been replaced pursuant to General Note Condition 10 and General Instrument Condition 16) and of all replacement Securities, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Securities, Receipts, Coupons or Talons. The Agent shall at all reasonable times make such record available to the Issuer and any persons authorized by it for inspection and for the taking of copies thereof or extracts therefrom.

(5) All records and certificates made or given pursuant to this Clause 12 and Clause 13 shall make a distinction between Securities, Receipts, Coupons and Talons of each Series.

(6) The Agent is authorized by the Issuer and instructed to (a) in the case of any Global Note which is a CGN, Global Certificate or Global Warrant, to endorse or to arrange for the endorsement of the relevant Global Security to reflect the reduction in the nominal amount or number of Certificates or Warrants represented by it by the amount so redeemed, exercised or purchased and cancelled and (b) in the case of any Global Note which is a NGN, to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such redemption or purchase and cancellation, as the case may be.

(7) The Issuer shall have the right, at its option, to compel any beneficial owner of any Securities to void the transfer of such Securities to any person that is a U.S. person or to redeem any Securities held any person that is a U.S. person, as provided in General Note Condition 1 or General Instrument Condition 1.

13.	Issue of Replacement Securities, Receipts, Coupons and Talons

(1) The Issuer will cause a sufficient quantity of additional forms of Securities, Receipts, Coupons and Talons to be available, upon request to the Agent in Luxembourg (in such capacity, the “Replacement Agent”) at its specified office for the purpose of issuing replacement Securities, Receipts, Coupons and Talons as provided below.

(2) The Replacement Agent will, subject to, and in accordance with, the Conditions and the following provisions of this Clause 13, authenticate (or in the case of a Global Note that is a Eurosystem-eligible NGN, instruct the common safekeeper to effectuate the same) and cause to be delivered any replacement Securities, Receipts, Coupons and Talons which the Issuer may determine to issue in place of Securities, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

(3) In the case of a mutilated or defaced Security, the Replacement Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may reasonably require) any replacement Security will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Security which is presented for replacement.

(4) The Replacement Agent shall not issue any replacement Security, Receipt, Coupon or Talon unless and until the applicant therefor shall have:

(a) paid such reasonable costs and expenses as may be incurred in connection therewith, including any tax or other governmental charge that may be imposed in relation thereto;

(b) furnished it with such evidence and indemnity as the Agent may reasonably require; and

(c) in the case of any mutilated or defaced Security, Receipt, Coupon or Talon, surrendered it to the Replacement Agent.

(5) The Replacement Agent shall cancel any mutilated or defaced Securities, Receipts, Coupons and Talons in respect of which replacement Securities, Receipts, Coupons and Talons have been issued pursuant to this Clause 13 and shall furnish the Issuer with a certificate stating the serial numbers of the Securities, Receipts, Coupons and Talons so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy such cancelled Securities, Receipts, Coupons and Talons and furnish the Issuer with a destruction certificate stating the serial number of the Securities (in the case of Definitive Securities) and the number by maturity date or settlement date of Receipts, Coupons and Talons so destroyed.

(6) The Replacement Agent, on issuing any replacement Security, Receipt, Coupon or Talon, forthwith shall inform the Issuer, the Agent and the other Paying Agents of the serial number of such replacement Security, Receipt, Coupon or Talon issued and (if known) of the serial number of the Security, Receipt, Coupon or Talon in place of which such replacement Security, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued pursuant to the provisions of this Clause 13, the Replacement Agent also shall notify the Agent and the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

(7) The Agent shall keep a full and complete record of all replacement Securities, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Issuer and any persons authorized by it for inspection and for the taking of copies thereof or extracts therefrom.

(8) Whenever any Security, Receipt, Coupon or Talon for which a replacement Security, Receipt, Coupon or Talon has been issued and in respect of which the serial number is known is presented to the Agent or any of the Paying Agents for payment, the Agent or, as the case may be, the relevant Paying Agent shall immediately send notice thereof to the Issuer and the other Paying Agents and shall not make payment in respect thereto, until instructed by the Issuer.

14.	Copies of Documents Available for Inspection

The Agent and the Paying Agents shall hold available for inspection copies of:

(1) the organizational documents of the Offerors;

(2) the latest available audited financial statements of (a) the Guarantor and its consolidated subsidiaries, beginning with such financial statements for the fiscal year ended December 31, 2006; and (b) the Issuer, beginning with such financial statements for the period from its inception through December 31, 2007;

(3) the Program Agreement, this Agreement, the Delivery Agency Agreement, the Calculation Agency Agreement and the Guarantees;

(4) the Base Prospectus; and

(5) any future prospectuses, information memoranda and supplements (except that the Final Terms relating to any unlisted Security will only be available for inspection by a Holder of such Security and such

Holder must produce evidence satisfactory to the Paying Agent as to ownership) to the Base Prospectus and any other documents incorporated therein by reference and in the case of a syndicated issue of listed Securities, the syndication agreement (or equivalent document).

For this purpose, the Offerors shall furnish the Agent and the Paying Agents with sufficient copies of each of such documents.

15.	Meetings of Holders

(1) The provisions of Schedule 15 hereto shall apply to meetings of the Holders and shall have effect in the same manner as if set out in this Agreement.

(2) Without prejudice to sub-clause (l), each of the Agent and the Paying Agents on the request of any Holder shall issue voting certificates and block voting instructions in accordance with Schedule 15 and shall forthwith give notice to the Issuer and the Guarantor in writing of any revocation or amendment of a block voting instruction. Each of the Agent and the Paying Agents will keep a full and complete record of all voting certificates and block voting instructions issued by it and, not less than 24 hours before the time appointed for holding a meeting or adjourned meeting, will deposit at such place as the Agent shall designate or approve, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

16.	Repayment by the Agent

Upon the Issuer being discharged from its obligation to make payments or other deliveries in respect of any Securities pursuant to the relevant Conditions, and provided that there is no outstanding, bona fide and proper claim in respect of any such payments, the Agent shall forthwith on written demand pay to the Issuer sums equivalent to any amounts paid to it by the Issuer for the purposes of such payments.

17.	Conditions of Appointment

(1) The Agent shall be entitled to deal with money paid to it by the Offerors for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(a) that it shall not exercise any right of set-off, lien or similar claim in respect thereof; and

(b) as provided in sub-clause (2) below; and

(c) that it shall not be liable to account to the Offerors for any interest thereon.

(2) In acting hereunder and in connection with the Securities, the Agent and the Paying Agents shall act solely as agents of the Issuer and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or Holders, Receiptholders, Couponholders or Talonholders.

(3) The Agent and the Paying Agents hereby undertake to the Offerors to perform such obligations and duties, and shall be obliged to perform such duties and only such duties as are herein, in the Conditions and in the Procedures Memorandum specifically set forth and no implied duties or obligations shall be read into this Agreement or the Securities against the Agent and the Paying Agents, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

(4) The Agent may consult with legal and other professional advisers and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(5) Each of the Agent and the Paying Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from an Offeror or any notice, resolution, direction, consent, certificate, affidavit, statement, cable or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the relevant Offeror.

(6) Any of the Agent and the Paying Agents and their officers, directors and employees may become the owner of, or acquire any interest in any Securities, Receipts, Coupons or Talons with the same rights that it or he would have if the Agent or the relevant Paying Agent, as the case may be, were not appointed hereunder, and may engage or be interested in any financial or other transactions with the Offerors and may act on, or as depositary, safekeeper, trustee or agent for, any committee or body of Holders or Couponholders or in connection with any other obligations of the Offerors as freely as if the Agent or the relevant Paying Agent, as the case may be, were not appointed hereunder.

(7) Each Offeror shall provide the Agent with a certified copy of the list of persons authorized to execute documents and take action on its behalf in connection with this Agreement and shall notify the Agent immediately in writing if any of such persons ceases to be so authorized or if any additional person becomes so authorized together, in the case of an additional authorized person, with evidence satisfactory to the Agent that such person has been so authorized, provided, however, that the Agent shall not incur any liability for any losses, claims or damages resulting from the relevant Offeror’s failure to provide such notification to the Agent.

18.	Communication Between the Parties

A copy of all communications relating to the subject matter of this Agreement between any Offeror and the Holders, Receiptholders or Couponholders and any of the Paying Agents shall be sent to the Agent by the relevant Paying Agent.

19.	Changes in Agent and Paying Agents

(1) The Offerors agree that, for so long as any Security is outstanding, or until monies for the payment of all amounts in respect of all outstanding Securities have been made available to the Agent or to the Delivery Agent, as applicable, or have been returned to the relevant Offeror as provided herein:

(a) so long as any Securities are listed on any stock exchange, there will at all times be a Paying Agent with a specified office in such place as may be required by the rules and regulations of the relevant stock exchange;

(b) there will at all times be a Paying Agent with a specified office in a city in Europe;

(c) there will at all times be an Agent; and

(d) the Issuer will maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive.

In addition, the Issuer shall immediately appoint a Paying Agent having a specified office in New York City in the circumstances described in the final paragraph of General Note Condition 5(b) and General Instrument Condition 12(b). Any variation, termination, appointment or change only shall take effect (other than in the case of insolvency (as provided in sub-clause (5)), when it shall be of immediate effect) after not less than 30 nor more than 45 calendar days’ prior notice thereof shall have been given to the Holders in accordance with the Conditions.

(2) The Agent may (subject as provided in sub-clause (4)) at any time resign as Agent by giving at least 45 calendar days’ written notice to the Offerors of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall never be less than three months after the receipt of such notice by the Offerors unless the Offerors agree to accept less notice.

(3) The Agent may (subject as provided in sub-clause (4)) be removed at any time on at least 45 calendar days’ notice by the filing with it of an instrument in writing signed on behalf of each Offeror, specifying such removal and the date when it shall become effective.

(4) Any resignation under sub-clause (2) or removal under sub-clause (3) shall only take effect upon the appointment by the Offerors as hereinafter provided, of a successor Agent and (other than in cases of insolvency of the Agent) on the expiration of the notice to be given under Clause 21. The Offerors agree with the Agent that if, by the day falling ten calendar days before the expiration of any notice under sub-clause (2), the Offerors have not appointed a successor Agent, then the Agent shall be entitled, on behalf of the Offerors, to appoint as a successor Agent in its place a reputable financial institution of good standing as it may reasonably determine to be capable of performing the duties of the Agent hereunder.

(5) In case at any time the Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Agent, which shall be a reputable financial institution of good standing, may be appointed by the Offerors by an instrument in writing filed with the successor Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by the latter of such appointment and (other than in the case of insolvency of the Agent) upon expiration of the notice to be given under Clause 21, the Agent so superseded shall cease to be the Agent hereunder.

(6) Subject to sub-clause (l):

(a) the Offerors may, after prior consultation (other than in the case of insolvency of any Paying Agent) with the Agent, terminate the appointment of any of the Paying Agents at any time; or

(b) the Offerors may in respect of the Program, or in respect of any Series of Securities, if so required by the relevant Stock Exchange or regulatory body, appoint one or more additional Paying Agents by giving to the Agent, and to the relevant Paying Agent, at least 10 calendar days’ notice in writing to that effect.

(7) Subject to sub-clause (l), all or any of the Paying Agents may resign their respective appointments hereunder at any time by giving the Offerors and the Agent at least 45 calendar days’ written notice to that effect.

(8) Upon its resignation or removal becoming effective, the Agent or the relevant Paying Agent:

(a) shall, in the case of the Agent, forthwith transfer all monies held by it hereunder and the records referred to in Clause 12(4) to the successor Agent hereunder; and

(b) shall be entitled to the payment by the Issuer of its commissions, fees and expenses for the services theretofore rendered hereunder in accordance with the terms of Clause 25.

(9) Upon its appointment becoming effective, a successor Agent and any new Paying Agent, without further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor or, as the case may be, a Paying Agent with like effect as if originally named as Agent or (as the case may be) a Paying Agent hereunder.

20.	Merger and Consolidation

Any entity into which the Agent or any Paying Agent may be merged or converted, or any entity with which the Agent or any of the Paying Agents may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Agent or any of the Paying Agents shall be a party, or any entity to which the Agent or any of the Paying Agents shall sell or otherwise transfer all or substantially all the assets or the corporate trust business of the Agent or any Paying Agent shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Agent or, as the case may be, Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Offerors, and after the said effective date all references in this Agreement to the Agent or, as the case may be, such Paying Agent shall be deemed to be references to such entity. Written notice of any such merger, conversion, consolidation or transfer forthwith shall be given to the Offerors by the relevant Agent or Paying Agent.

21.	Notification of Changes to Paying Agents

Following receipt of notice of resignation from the Agent or any Paying Agent and forthwith upon appointing a successor Agent or, as the case may be, other Paying Agents or on giving notice to terminate the appointment of any Agent or, as the case may be, Paying Agent, the Agent (on behalf of and at the expense of the Issuer) shall give or cause to be given not more than 60 calendar days’ nor less than 30 calendar days’ notice thereof to the Holders in accordance with the Conditions.

22.	Change of Specified Office

If the Agent or any Paying Agent determines to change its specified office, it shall give to the Offerors and (if applicable) the Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 calendar days thereafter. The Agent (on behalf and at the expense of the Issuer) shall within 15 calendar days of receipt of such notice (unless the appointment of the Agent or the relevant Paying Agent, as the case may be, is to terminate pursuant to Clause 19 on or prior to the date of such change) give or cause to be given not more than 45 calendar days’ nor less than 30 calendar days’ notice thereof to the Holders in accordance with the Conditions.

23.	Notices

All notices hereunder shall be deemed to have been given when deposited in the mail as first class mail, registered or certified, return receipt requested, or postage prepaid, addressed to any party hereto as follows:

Address

The Issuer:	B of A Issuance B.V.
Herengracht 469
1017 BS Amsterdam
The Netherlands
Attn: Armstrong Okobia
Facsimile: +31 20 4214 970
Email: armstrong.okobia@bankofamerica.com

The Guarantor:	Bank of America Corporation
Bank of America Corporate Center
NC1-007-07-13
100 North Tryon Street
Charlotte, North Carolina 28255-0065
U.S.A.
Attn: Corporate Treasury – Securities Administration
Facsimile: +1 (980) 387-8044
Email: dg.securities_admin@bankofamerica.com

with a copy to:

Bank of America Corporation
Legal Department
NC1-002-29-01
101 South Tryon Street
Charlotte, North Carolina 28255
U.S.A.
Attn: General Counsel
Facsimile: +1 (704) 386-1670

The Agent:	The Bank of New York Mellon
One Canada Square
London
E14 5AL
United Kingdom
Attn: Corporate Trust Administration
Facsimile: +44 20 7964 2536

The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg
Attn: Corporate Trust Administration
Facsimile: +352 34 20 90 6035
Email: LUXMB-CT_New_Issues@bnymellon.com

or at any other address of which any of the foregoing shall have notified the others in writing.

(1) if delivered in person to the relevant address specified in the signature pages hereof and if so delivered, shall be deemed to have been delivered at the time of receipt; or

(2) if sent by facsimile to the relevant number specified above and, if so sent, shall be deemed to have been delivered immediately after transmission provided the sending facsimile machine prints a successful confirmation of transmission; or

(3) if sent by email to the relevant email address specified above, and if so sent, shall be deemed to have been delivered at the time of receipt.

Where a communication is received after business hours it shall be deemed to be received and become effective on the next Business Day. Every communication shall be irrevocable save in respect of any manifest error therein.

24.	Taxes and Stamp Duties

The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

25.	Commissions, Fees and Expenses

(1) The Issuer, failing whom the Guarantor, undertakes to pay in respect of the services of the Agent and the Paying Agents under this Agreement such fees and expenses as may be agreed between them from time to time, the initial such fees being set out in a letter dated January 16, 2007 from the Agent to, and countersigned by, the Issuer.

(2) The Issuer, failing whom the Guarantor, will promptly pay on demand all reasonable out-of-pocket expenses (including legal, advertising, facsimile and postage expenses) properly incurred by the Agent and the Paying Agents in connection with their services hereunder, including, without limitation, the expenses contemplated this Clause 25(2).

26.	Indemnity

(1) The Issuer, failing whom the Guarantor, undertakes to indemnify and hold harmless each of the Agent and the Paying Agents against all losses, liabilities, costs (including, without limitation, legal fees and expenses), expenses, claims, actions or demands which the Agent or any Paying Agent, as the case may be, may reasonably incur or which may be made against the Agent or any Paying Agent, as a result of or in connection with the appointment or the exercise of or performance of the powers, discretions, authorities and duties of the Agent or any Paying Agent under this Agreement, except such as may result from its own gross negligence, bad faith or failure to comply with its obligations hereunder or that of its officers, employees or agents. In no event shall the Issuer be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special or consequential damages, whether or not the Issuer has been advised of the possibility of such loss or damages.

(2) Each of the Agent and the Paying Agents shall severally indemnify and hold harmless the Offerors against any loss, liability, costs (including, without limitation, legal fees and expenses), expense, claim, action or demand which it may reasonably incur or which may be made against it as a result of such Agent’s or Paying Agent’s own negligence, bad faith or material failure to comply with its obligations under this Agreement or that of its officers, employees or agents. In no event shall the Principal Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special or consequential damages, whether or not the Principal Agent has been advised of the possibility of such loss or damages.

(3) If, under any applicable law and whether pursuant to a judgment being made or registered or in the liquidation, insolvency or analogous process of any party hereto or for any other reason, any payment under or in connection with this Agreement is made or fails to be satisfied in a currency (the “Other Currency”) other than that in which the relevant payment is expressed to be due (the “Required Currency”) under this Agreement, then, to the extent that the payment (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the payee to purchase the Required Currency with the Other Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so or, in the case of a liquidation, insolvency or analogous process, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such liquidation, insolvency or analogous process) actually received by the payee falls short of the amount due under the terms of this Agreement, the payor shall, as a separate and independent obligation, indemnify and hold harmless the payee against the amount of such shortfall. For the purpose of this Clause 26, “rate of exchange” means the rate at which the payee is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any premium and other costs of exchange.

(4) The provisions of this Clause 26 shall survive the termination or expiration of this Agreement and the resignation or removal of the Agent and the Paying Agents.

27.	Reporting

(1) The Agent shall upon receipt of a written request therefor from an Offeror and after the payment of any further remuneration agreed between an Offeror and the Agent (on behalf of such Offeror and on the basis of the information and documentation the Agent had in its possession) use all reasonable efforts to submit such reports or information as may be required from time to time by any applicable law, regulation or guideline promulgated by (i) any relevant United States governmental regulatory authority in respect of the issue and purchase of Securities or (ii) any other relevant governmental regulatory authority in respect of the issue and purchase of Securities denominated in the applicable currency of such governmental regulatory authority.

(2) The Agent will notify the MoF or other regulatory body of such details relating to Securities payable in Yen or other applicable currency and provide such other information about the Program to the MoF or other regulatory body as may be required.

28.	Governing Law

(1) This Agreement, the Securities, and any Receipts, Coupons or Talons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

(2) The Offerors and the Agents each hereby irrevocably submit to the non-exclusive jurisdiction of any United States federal court sitting in New York City, the Borough of Manhattan over any suit, action or proceeding arising out of or related to this Agreement, the Guarantees, any Security, Receipt, Coupon or Talon, as the case may be (together, the “Proceedings”). The Offerors and the Agents each irrevocably waive, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of the Proceedings brought in such a court and any claim that the Proceedings have been brought in an inconvenient forum. The Offerors and the Agents each agree that final judgment in the Proceedings brought in such a court shall be conclusive and binding upon the Offerors or the Agents, as the case may be, and may be enforced in any court of the jurisdiction to which the relevant Offeror or the Agents is subject by a suit upon such judgment, provided that the service of process is effected upon such Offeror and the Agents in the manner specified in subsection (3) below or as otherwise permitted by law.

(3) As long as any of the Securities, Receipts, Coupons or Talons remains outstanding, each Offeror shall at all times either maintain an office or have an authorized agent in New York City upon whom process may be served in the Proceedings. Service of process upon either Offeror at its offices or upon such agent with written notice of such service mailed or delivered to such Offeror shall, to the fullest extent permitted by law, be deemed in every respect effective service of process upon such Offeror in the Proceedings. Each Offeror hereby continues the appointment of the New York office of CT Corporation System presently situated at 111 Eighth Avenue, New York, New York 10011, U.S.A., as its respective agent for such purposes, and covenants and agrees that service of process in the Proceedings may be made upon it at its office or at the specified offices of such agent (or such other addresses or at the offices of any other authorized agents which such Offeror may designate by written notice to the Agent) and prior to any termination of such agencies for any reason, it will so appoint a successor thereto as agent hereunder.

29.	Amendments

Without the consent of the Holders, Receiptholders or Couponholders, the Agent and the Offerors may agree to modifications of or amendments to this Agreement, the Securities, the Guarantees, the Receipts or the Coupons solely as set forth in General Note Condition 14 or General Instrument Condition 19.

Any such modification or amendment shall be binding on the Holders, the Receiptholders and the Couponholders and any such modification or amendment shall be notified to the Holders, the Receiptholders or the Couponholders in accordance with General Note Condition 13 and General Instrument Condition 18 as soon as practicable thereafter.

30.	Descriptive Headings

The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

31.	Counterparts

This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Any party may enter into this Agreement by signing such a counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective corporate names by their respective officers thereunder duly authorized as of the date and year first above written.

B OF A ISSUANCE B.V.
as Issuer

By	/s/ A. OKOBIA
Name:	A. Okobia
Title:	Managing Director A

By	/s/ KAREN A. GOSNELL
Name:	/s/ Karen A. Gosnell
Title:	Managing Director B

BANK OF AMERICA CORPORATION as Guarantor

By	/s/ B. KENNETH BURTON, JR.
Name:	B. Kenneth Burton, Jr.
Title:	Senior Vice President

THE BANK OF NEW YORK MELLON as Agent and Principal Agent

By	/s/ PAUL CATTERMOLE
Name:	Paul Cattermole
Title:	Assistant Vice President

THE BANK OF NEW YORK (LUXEMBOURG) S.A. as Paying Agent and Luxembourg Listing Agent

By	/s/ PAUL CATTERMOLE
Name:	Paul Cattermole
Title:	Assistant Vice President

Schedule 1 to

Amended and Restated Agency Agreement

FORM OF TEMPORARY GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS NOTE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS NOTE IS A TEMPORARY GLOBAL NOTE IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER NOTE IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE, ARE AS SPECIFIED IN THE AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Temporary Global Notes representing Notes with maturities of 183 days or less from the date of original issue.]

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B OF A ISSUANCE B.V.

NOTES

TEMPORARY GLOBAL NOTE

COMMON CODE:	ISIN:

This Global Note is a Temporary Global Note in bearer form without interest coupons in respect of a duly authorized Series of Notes (the “Notes”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the General Note Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 12-1, including any applicable Product Annex as set out in Schedule 12-3, to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of those Schedules and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the General Note Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the General Note Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A. and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Note Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date in respect of the Notes represented by this Global Note (if the Notes represented by this Global Note are Installment Notes) and on the Maturity Date, on the Interest Payment Date or on the Delivery Date, as the case may be, or on such earlier date as any of the Notes represented by this Global Note may become due and payable in accordance with the General Note Conditions, the amount payable or deliverable, as the case may be, on redemption of such Notes then represented by this Global Note becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Notes from time to time represented by this Global Note calculated and payable as provided in the General Note Conditions together with other sums payable under the General Note Conditions, upon presentation and following the delivery of an Asset Transfer Notice (in the case of Physical Delivery Notes) as provided in the Agency Agreement, and, at maturity, surrender of this Global Note to or to the order of the Agent, or any of the other paying agents located outside the United States and its possessions (except as provided in the General Note Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement or the Subordinated Guarantee Agreement, as applicable, each executed by the Guarantor on January 16, 2007.

If the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and, together with Euroclear, the “Relevant Clearing Systems”). The records of the Relevant Clearing Systems (which expression in this Global Note means the records that each Relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a Relevant Clearing System (which statement shall be made available to the bearer upon request) stating the

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nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the Relevant Clearing System at that time.

If the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently recorded by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount, delivery or purchase and cancellation of any of the Notes represented by this Global Note, the Issuer shall procure that:

(a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the Relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the Relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such installment so paid; or

(b) if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto recording any such redemption, payment, delivery or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount, delivery or purchase and cancellation, the principal amount of such Notes represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or the amount of such Installment Amount.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream, Luxembourg or Euroclear, a certificate, substantially in the form set out in Schedule 13 to the Agency Agreement, to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Notes (as shown by its records) a certificate in or substantially in the form of the certificate as set out in Schedule 14 to the Agency Agreement. Payments or deliveries due in respect of Notes for the time being represented by this Global Note shall be made to the bearer of this Global Note and each payment so made will discharge the Issuer’s obligations in respect thereof. Any failure to make the entries referred to in sub-paragraphs (a) and (b) above shall not affect such discharge. After the Exchange Date, the bearer of this Global Note will not be entitled to receive any payment hereon.

On or after the Exchange Date (as defined below) this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, interests recorded in the records of the Relevant Clearing Systems in a Permanent Global Note or, if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, a Permanent Global Note, which, in either case, is in or substantially in the form set out in Schedule 2 to the Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by a Relevant Clearing System acting on the instructions of any Holder of an interest in this Global Note or, (b) under certain limited circumstances, security printed Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Schedules 3, 9, 10 and 11, respectively, to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talons and the Final Terms have been incorporated on such Definitive Notes) and subject to such notice period as is specified in the Final Terms. The “Exchange Date” for this Global Note will normally be the 40th calendar day after the later of the date on which the Issuer receives the proceeds of the sale of the Global Note and the closing date for the Global Note. However, if the Issuer, a Dealer or any distributor, as defined in Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4), holds a Note represented by this Global Note as part of an unsold allotment or subscription for more than 40 calendar days after the later of the date on which the Issuer receives the proceeds of

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the sale of the Global Note and the closing date for the Global Note, the Exchange Date with respect to such Note will be the day after the date on which the Issuer, Dealer or distributor sells such Note.

This Global Note may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The Issuer shall procure that Definitive Notes and interests in the Permanent Global Note shall be so issued and delivered and (in the case of the Permanent Global Note where the applicable Final Terms indicate that this Global Note is intended to be a New Global Note) recorded in the records of the Relevant Clearing System in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule 13 to the Agency Agreement, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Notes (as shown by its records) a certificate from such person in or substantially in the form of the certificate set out in Schedule 14 to the Agency Agreement, unless such certificate has already been given in accordance with the above provisions. The aggregate principal amount of interests in a Permanent Global Note issued upon an exchange of this Global Note subject to the terms hereof, will be equal to the aggregate principal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of only part of this Global Note, the Issuer shall procure that:

(a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such exchange shall be entered pro rata in the records of the Relevant Clearing Systems; or

(b) if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, details of such exchange shall be entered in the relevant space in Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer and the principal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the principal amount so exchanged.

If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Global Note, further Notes represented by this Global Note are to be exchanged for interests in a Permanent Global Note, such exchange may be effected, subject as provided herein, without the issue of a new Permanent Global Note, (i) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, recording the details of such increase in the records of the Relevant Clearing Systems, or (ii) if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, by the Issuer or its agent endorsing Schedule 2 of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the Permanent Global Note which would otherwise have been issued on such exchange.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if such bearer were the bearer of Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Schedules 3, 9, 10 and 11, respectively, to the Agency Agreement.

Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Issuer irrevocably agrees, for the benefit of such Holders and their successors and assigns, that each Holder or its successors or assigns may file without the consent and to the exclusion of the bearer hereof, any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due or to become due in respect of each Note represented by this Temporary Global Note which is credited to such Holder’s securities account with Euroclear or Clearstream, Luxembourg without the production of this Temporary Global Note; provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note.

Until exchanged in full for the Permanent Global Note, this Temporary Global Note in all respects shall be entitled to the same benefits under, and subject to the same terms and conditions of, the Agency Agreement as the

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Permanent Global Note authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Temporary Global Note shall be entitled to receive payment hereon on or after the Exchange Date.

This Temporary Global Note shall be governed by, and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Temporary Global Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement. If the applicable Final Terms indicate that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, this Global Note shall not become valid or obligatory for any purpose until it is duly effectuated by the entity appointed as common safekeeper by the Relevant Clearing Systems.

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IN WITNESS WHEREOF the Issuer has caused this Temporary Global Note to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Temporary Global Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
As Agent

By:
Authorized Signatory
For the purposes of authentication only.

[CERTIFICATE OF EFFECTUATION]

This Temporary Global Note is effectuated by or on behalf of the common safekeeper.

[Insert the name of the common safekeeper]
As common safekeeper

By:
Authorized Signatory
For the purposes of effectuation only.

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Schedule 1 to the

Temporary Global Note1

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[2]	Amount of Interest Paid[2]	Confirmation of payment by or on behalf of the Issuer

[3]First

[1]	Schedule 1 should only be completed where the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note.
[2]	Including Physical Delivery Amount(s), if applicable.
[3]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Notes is reached.

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PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable[1]	Amount of Installment Amounts Paid[1]	Remaining principal amount of this Global Note following such payment[2]	Confirmation of payment by or on behalf of the Issuer

[3]First

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.
[3]	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

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PART III

REDEMPTIONS

Date of Redemption	Total principal amount of this Global Note to be redeemed[1]	Principal amount Redeemed[1]	Remaining principal amount of this Global Note following such redemption[2]	Confirmation of redemption by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II, III, IV of Schedule 1 or in Schedule 2 in order to determine this amount.

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PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Part of principal amount of this Global Note purchased and cancelled	Remaining principal amount of this Global Note following such purchase and cancellation[1]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[1]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.

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Schedule 2 to the

Temporary Global Note1

SCHEDULE OF EXCHANGES

FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or Notes represented by a Permanent Global Note have been made:

Date of exchange	Principal amount of this Global Note exchanged for Definitive Notes or Notes represented by a Permanent Global Note	Remaining principal amount of this Global Note following such exchange[2]	Notation made by or on behalf of the Issuer

[1]	Schedule 2 should only be completed where the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note.
[2]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

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Schedule 2 to

Amended and Restated Agency Agreement

FORM OF PERMANENT GLOBAL NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS NOTE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS BEARER NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Permanent Global Notes representing Notes with maturities of 183 days or less from the date of original issue.]

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B OF A ISSUANCE B.V.

NOTES

PERMANENT GLOBAL NOTE

COMMON CODE:	ISIN:

This Global Note is a Permanent Global Note in bearer form without interest coupons in respect of a duly authorized Series of Notes (the “Notes”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the General Note Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 12-1, including any applicable Product Annex as set out in Schedule 12-3, to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of those Schedules and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the General Note Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the General Note Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] 2008 and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Note Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date in respect of the Notes represented by this Global Note (if the Notes represented by this Global Note are Installment Notes) and on the Maturity Date, on the Interest Payment Date or on the Delivery Date, as the case may be, or on such earlier date as any of the Notes represented by this Global Note may become due and payable in accordance with the General Note Conditions, the amount payable or deliverable, as the case may be, on redemption of such Notes then represented by this Global Note becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Notes from time to time represented by this Global Note calculated and payable as provided in the General Note Conditions together with other sums payable under the General Note Conditions, upon presentation and following the delivery of an Asset Transfer Notice (in the case of Physical Delivery Notes) as provided in the Agency Agreement, and, at maturity, surrender of this Global Note to or to the order of the Agent, or any of the other paying agents located outside the United States and its possessions (except as provided in the General Note Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement or the Subordinated Guarantee Agreement, as applicable, each executed by the Guarantor on January 16, 2007.

If the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and, together with Euroclear, the “Relevant Clearing Systems”). The records of the Relevant Clearing Systems (which expression in this Global Note means the records that each Relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued

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by a Relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the Relevant Clearing System at that time.

If the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently envisaged by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount, delivery or purchase and cancellation of, any of the Notes represented by this Global Note, the Issuer shall procure that:

(a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the Relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the Relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such installment so paid; or

(b) if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto recording any such redemption, payment, delivery or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount, delivery or purchase and cancellation, the principal amount of such Notes represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or the amount of such Installment Amount.

The Notes represented by this Global Note were represented originally by one or more Temporary Global Notes (each Tranche of Notes comprised in the Series of Notes to which this Global Note relates having been represented originally by one Temporary Global Note). Unless any such Temporary Global Note was exchanged in whole on the issue hereof, an interest in such Temporary Global Note may be further exchanged, on the terms and conditions set out therein, for an interest in this Global Note. The Issuer shall procure that:

(a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such exchange shall be entered in the records of the Relevant Clearing Systems; or

(b) if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, details of such exchange shall be entered in Schedule 2 hereto to reflect the increase in the aggregate principal amount of this Global Note due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

In certain circumstances further notes may be issued which are intended on issue to be consolidated and form a single Series with the Notes. In such circumstances the Issuer shall procure that:

(a) if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such further notes may be entered in the records of the Relevant Clearing Systems such that the nominal amount of Notes represented by this Global Note may be increased by the amount of such further notes so issued; or

(b) if the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note, details of such further notes shall be entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto recording such exchange and shall be signed by or on

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behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged for security-printed Definitive Notes, under the circumstances and in accordance with the terms provided for in the General Note Conditions, and (if applicable) Coupons, Receipts and/or Talons in the form set out in Schedules 3, 9, 10 and 11, respectively, to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talon and the Final Terms have been incorporated on such Definitive Notes). Subject as aforesaid and to at least 60 calendar days’ written notice expiring after the Exchange Date (as defined in the Temporary Global Note referred to above) being given to the Agent by Euroclear and/or Clearstream, Luxembourg, acting on the instructions of any Holder of an interest in the Global Note, this exchange will be made upon presentation of this Global Note by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The aggregate principal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate principal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global Note entered in the records of the Relevant Clearing Systems (if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note)) or most recently entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto (if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof in all respects shall be entitled to the same benefits as if such bearer were the bearer of Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Schedules 3, 9, 10 and 11, respectively, to the Agency Agreement (on the basis that all appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and/or Talons and the Final Terms have been incorporated on such Definitive Notes).

Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Holder of this Permanent Global Note shall be the only person entitled to receive payments in respect to the Notes represented by this Permanent Global Note and the Issuer will be discharged by payment to, or to the order of, the Holder of this Permanent Global Note in respect of each amount so paid. Any failure to make the entries referred to in above shall not affect such discharge. Each of the persons shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial holder of a particular principal amount of Notes represented by this Permanent Global Note must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for such holder’s share of each payment so made by the Issuer to, or to the order of, the Holder of this Permanent Global Note. No person other than the Holder of this Permanent Global Note shall have any claim against the Issuer in respect of any payments or deliveries due on this Permanent Global Note.

This Permanent Global Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Permanent Global Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement. If the applicable Final Terms indicate that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, this Global Note shall not become valid or obligatory for any purpose until it is duly effectuated by the entity appointed as common safekeeper by the Relevant Clearing Systems.

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IN WITNESS WHEREOF the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Permanent Global Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON as Agent

By:
Authorized Signatory
For the purposes of authentication only.

[CERTIFICATE OF EFFECTUATION]

This Permanent Global Note is effectuated by or on behalf of the common safekeeper.

[Insert the name of the common safekeeper] As common safekeeper

By:
Authorized Signatory

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For the purposes of effectuation only.

Schedule 1 to the

Permanent Global Note1

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[2]	Amount of Interest Paid[2]	Confirmation of payment by or on behalf of the Issuer

[3]First

[1]	Schedule 1 should only be completed where the applicable Final Terms indicate that this Global Note is intended to be a Classic Global Note.
[2]	Including Physical Delivery Amount(s), if applicable.
[3]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Notes is reached.

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PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable[1]	Amount of Installment Amounts Paid[1]	Remaining principal amount of this Global Note following such payments[2]	Confirmation of payment by or on behalf of the Issuer

[3]First

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.
[3]	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

2-7

PART III

REDEMPTIONS

Date of Redemption	Total principal amount of this Global Note to be redeemed[1]	Principal amount redeemed[1]	Remaining principal amount of this Global Note following such redemption[2]	Confirmation of redemption by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II, III, IV of Schedule 1 or in Schedule 2 in order to determine this amount.

2-8

PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Part of principal amount of this Global Note purchased and cancelled	Remaining principal amount of this Global Note following such purchase and cancellation[1]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[1]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

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Schedule 2 to the

Permanent Global Note1

SCHEDULE OF EXCHANGES

The following exchanges relating to this Global Note have been made:

Date of exchange	Increase in principal amount of this Global Note due to exchanges of a Temporary Global Note for this Global Note[2]	Decrease in principal amount of this Global Note due to exchanges of this Global Note for Definitive Notes	Notation made by or on behalf of the Issuer

[1]	Schedule 2 should only be completed where the applicable Final Terms indicate that this Global note is intended to be a Classic Global Note.
[2]	If this Global Note has a maturity of less than one year from the Issue Date, the amount must be at least GBP £100,000 (or its equivalent in any other currency or currencies).

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Schedule 3 to

Amended and Restated Agency Agreement

FORM OF DEFINITIVE NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS NOTE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS NOTE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS NOTE IS A DEFINITIVE NOTE WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS DEFINITIVE NOTE ARE AS SPECIFIED IN THE AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[Legend on definitive bearer Notes:

[Unless between individuals not acting in the conduct of a profession or business, each transaction regarding this Note which involves the physical delivery thereof within, from or into the Netherlands must be effected (as required

[1]	[This language is applicable only to Notes with maturities of 183 days or less from the date of original issue.]

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by the Dutch Savings Certificates Act (Wet inzake spaarbewijzen)) through the mediation of the Issuer or a member of Euronext Amsterdam N.V. and, unless this Note qualifies as commercial paper or as a certificate of deposit and the transaction is between the professional parties, must be recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this Note.]2

[2]	Include on zero coupon or discounted bearer Notes and other bearer Notes on which interest does not become due and payable during their term but only at maturity (savings certificates, as defined in the Dutch Savings Certificates Act) and which are (a) not listed on Euronext Amsterdam and (b) physically issued in the Netherlands or physically issued outside the Netherlands but distributed in the Netherlands immediately thereafter.]

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B OF A ISSUANCE B.V.

[Specified Currency and Principal Amount of Tranche]

NOTES DUE [year of Maturity

Date/Redemption Month]

Series No. [    ]

Tranche No. [    ]

NOTE

COMMON CODE:	ISIN:

This Note is one of a duly authorized issue of Notes (the “Notes”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) denominated in the Specified Currency maturing on the Maturity Date or, as the case may be, on the Interest Payment Date. References herein to the General Note Conditions shall be to the Terms and Conditions of the Notes, as set out in Schedules 12-1 and 12-3 to the Agency Agreement, including any applicable Product Annex, as endorsed herein as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of the General Note Conditions (including any applicable Product Annex) and the information set out in the Final Terms, the Final Terms will prevail.

This Note is issued subject to, and with the benefit of, the General Note Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Note Conditions, promises to pay to the bearer hereof on each Installment Date the amount payable on such Installment Date in respect of the Notes represented by this Definitive Note (if the Notes represented by this Definitive Note are Installment Notes) and on the Maturity Date, on the Interest Payment Date or on the Delivery Date, as the case may be, or on such earlier date as any of the Notes represented by this Definitive Note may become due and payable in accordance with the General Note Conditions, the amount payable or deliverable, as the case may be, on redemption of such Notes then represented by this Definitive Note becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Notes from time to time represented by this Definitive Note calculated and payable as provided in the General Note Conditions together with other sums payable under the General Note Conditions provided that all payments will be made outside the United States and its possessions.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement or the Subordinated Guarantee Agreement, as applicable, each executed by the Guarantor on January 16, 2007.

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This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Note shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

IN WITNESS WHEREOF the Issuer has caused this Note to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

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(REVERSE OF NOTE)

The General Note Conditions and Product Annexes, attached to or endorsed upon this Note, are set forth in Schedule 12-1 of the Agency Agreement dated as of [•] by and among B of A Issuance B.V., as Issuer, Bank of America Corporation, as Guarantor, The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A. and the other agents named therein.

3-5

Schedule 4 to

Amended and Restated Agency Agreement

FORM OF TEMPORARY GLOBAL CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION IN THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS CERTIFICATE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS CERTIFICATE IS A TEMPORARY GLOBAL CERTIFICATE IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER CERTIFICATE IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL CERTIFICATE, ARE AS SPECIFIED IN THE AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT

4-1

DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Temporary Global Certificates representing Certificates with maturities of 183 days or less from the date of original issue.]

4-2

B OF A ISSUANCE B.V.

CERTIFICATES

TEMPORARY GLOBAL CERTIFICATE

COMMON CODE:	ISIN:

This Global Certificate is a Temporary Global Certificate in bearer form without interest coupons in respect of a duly authorized Series of Certificates (the “Certificates”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the General Instrument Conditions shall be to the Terms and Conditions of the Instruments as set out in Schedule 12-2, including any applicable Product Annex as set out in Schedule 12-3, to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of those Schedules and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the General Instrument Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Certificate is issued subject to, and with the benefit of, the General Instrument Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A. and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Instrument Conditions, promises to pay to the bearer hereof on the Settlement Date, on any Interest Payment Date, as the case may be, or on such earlier date as any of the Certificates represented by this Global Certificate may become due and payable in accordance with the General Instrument Conditions, the amount payable or deliverable, as the case may be, on redemption of such Certificates then represented by this Global Certificate becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Certificates from time to time represented by this Global Certificate calculated and payable as provided in the General Instrument Conditions together with other sums payable under the General Instrument Conditions, upon presentation and following the delivery of a certificate settlement notice as provided in the Agency Agreement, and, at final settlement, surrender of this Global Certificate to or to the order of the Agent, or any of the other paying agents located outside the United States and its possessions (except as provided in the General Instrument Conditions) from time to time appointed by the Issuer in respect of the Certificates, but in each case subject to the requirements as to certification provided herein.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement executed by the Guarantor on January 16, 2007.

The Notional Amount of the Certificates represented by this Global Certificate shall be the amount stated in the applicable Final Terms or, if lower, the Notional Amount most recently recorded by or on behalf of the Issuer, in the relevant column in Part II or III of Schedule 1 or in Schedule 2 hereto.

On any settlement or purchase and cancellation of any of the Certificates represented by this Global Certificate, the Issuer shall procure that details of such settlement, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II or III of Schedule 1 or in Schedule 2 hereto recording any such settlement, payment, delivery or purchase and cancellation (as the case may be) and shall be

4-3

signed by or on behalf of the Issuer. Upon any such settlement or purchase and cancellation, the number of such Certificates represented by this Global Certificate shall be reduced by the number of Certificates so redeemed or purchased and cancelled.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Certificate will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) or Euroclear Bank S.A./N.V. (“Euroclear”), a certificate, substantially in the form set out in Schedule 13 to the Agency Agreement, to the effect that it has received from or in respect of a person entitled to a particular Notional Amount of the Certificates (as shown by its records) a certificate in or substantially in the form of the certificate as set out in Schedule 14 to the Agency Agreement. Payments or deliveries due in respect of Certificates for the time being represented by this Global Certificate shall be made to the bearer of this Global Certificate and each payment so made will discharge the Issuer’s obligations in respect thereof. Any failure to make the entries referred to in sub-paragraphs (a) and (b) above shall not affect such discharge. After the Exchange Date, the bearer of this Global Certificate will not be entitled to receive any payment hereon.

On or after the Exchange Date (as defined below) this Global Certificate may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) a Permanent Global Certificate in or substantially in the form set out in Schedule 5 to the Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by a Relevant Clearing System acting on the instructions of any Holder of an interest in this Global Certificate or, (b) under certain limited circumstances, security printed Definitive Certificates and, (if applicable) Coupons in the form set out in Schedules 6 or 9, respectively, to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Certificates and (if applicable) Coupons and the Final Terms have been incorporated on such Definitive Certificates) and subject to such notice period as is specified in the Final Terms. The “Exchange Date” for this Global Certificate will normally be the 40th day after the later of the date on which the Issuer receives the proceeds of the sale of the Global Certificate and the closing date for the Global Certificate. However, if the Issuer, a Dealer or any distributor, as defined in Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4), holds a Certificate represented by this Global Certificate as part of an unsold allotment or subscription for more than 40 days after the later of the date on which the Issuer receives the proceeds of the sale of the Global Certificate and the closing date for the Global Certificate, the Exchange Date with respect to such Certificate will be the day after the date on which the Issuer, Dealer or distributor sells such Certificate.

This Global Certificate may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The Issuer shall procure that Definitive Certificates and interests in the Permanent Global Certificate shall be so issued and delivered in exchange for only that portion of this Global Certificate in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule 13 to the Agency Agreement, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular Notional Amount of the Certificates (as shown by its records) a certificate from such person in or substantially in the form of the certificate set out in Schedule 14 to the Agency Agreement, unless such certificate has already been given in accordance with the above provisions. The aggregate Notional Amount of interests in a Permanent Global Certificate issued upon an exchange of this Global Certificate subject to the terms hereof, will be equal to the aggregate Notional Amount of this Global Certificate submitted by the bearer hereof for exchange (to the extent that such Notional Amount does not exceed the aggregate Notional Amount of this Global Certificate).

On an exchange of the whole of this Global Certificate, this Global Certificate shall be surrendered to the Agent. On an exchange of only part of this Global Certificate, the Issuer shall procure that details of such exchange shall be entered in the relevant space in Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer and the Notional Amount of this Global Certificate and the Certificates represented by this Global Certificate shall be reduced by the Notional Amount so exchanged.

If, following the issue of a Permanent Global Certificate in exchange for some of the Certificates represented by this Global Certificate, further Certificates represented by this Global Certificate are to be exchanged for interests in a Permanent Global Certificate, such exchange may be effected, subject as provided herein, without the issue of a new Permanent Global Certificate by the Issuer or its agent endorsing Schedule 2 of the Permanent Global Certificate previously issued to reflect an increase in the aggregate Notional Amount of such Permanent

4-4

Global Certificate by an amount equal to the aggregate Notional Amount of the Permanent Global Certificate which would otherwise have been issued on such exchange.

Until the exchange of the whole of this Global Certificate as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if such bearer were the bearer of Definitive Certificates and (if applicable) Coupons in the form set out in Schedules 6 or 9, respectively, to the Agency Agreement.

Notwithstanding any provision to the contrary contained in this Temporary Global Certificate, the Issuer irrevocably agrees, for the benefit of such Holders and their successors and assigns, that each Holder or its successors or assigns may file without the consent and to the exclusion of the bearer hereof, any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due or to become due in respect of each Certificate represented by this Temporary Global Certificate which is credited to such Holder’s securities account with Euroclear or Clearstream, Luxembourg without the production of this Temporary Global Certificate; provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Certificate.

Until exchanged in full for the Permanent Global Certificate, this Temporary Global Certificate in all respects shall be entitled to the same benefits under, and subject to the same terms and conditions of, the Agency Agreement as the Permanent Global Certificate authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this Temporary Global Certificate shall be entitled to receive payment hereon on or after the Exchange Date.

This Temporary Global Certificate shall be governed by, and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Temporary Global Certificate shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

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IN WITNESS WHEREOF the Issuer has caused this Temporary Global Certificate to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Temporary Global Certificate is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
As Agent

By:
Authorized Signatory
For the purposes of authentication only.

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Schedule 1 to the

Temporary Global Certificate

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[1]	Amount of Interest Paid[1]	Confirmation of payment by or on behalf of the Issuer

[2]First

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Certificates is reached.

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PART II

REDEMPTIONS

Date of Redemption	Total number of Certificates represented by this Global Certificate to be redeemed[1]	Remaining number of Certificates represented by this Global Certificate following such redemption[2]	Confirmation of redemption by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

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PART III

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Number of Certificates represented by this Global Certificate purchased and cancelled	Remaining number of Certificates represented by this Global Certificate following such purchase and cancellation[1]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[1]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

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Schedule 2 to the

Temporary Global Certificate

SCHEDULE OF EXCHANGES

FOR DEFINITIVE CERTIFICATES OR PERMANENT GLOBAL CERTIFICATE

The following exchanges of a part of this Global Certificate for Definitive Certificates or Certificates represented by a Permanent Global Certificate have been made:

Date of exchange	Number of Certificates represented by this Global Certificate exchanged for Definitive Certificates or Certificates represented by a Permanent Global Certificate	Remaining number of Certificates represented by this Global Certificate following such exchange[1]	Notation made by or on behalf of the Issuer

[1]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

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Schedule 5 to

Amended and Restated Agency Agreement

FORM OF PERMANENT GLOBAL CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION IN THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS CERTIFICATE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS CERTIFICATE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS BEARER CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Permanent Global Certificates representing Certificates with maturities of 183 days or less from the date of original issue.]

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B OF A ISSUANCE B.V.

CERTIFICATES

PERMANENT GLOBAL CERTIFICATE

COMMON CODE:	ISIN:

This Global Certificate is a Permanent Global Certificate in bearer form without interest coupons in respect of a duly authorized Series of Certificates (the “Certificates”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the General Instrument Conditions shall be to the Terms and Conditions of the Instruments as set out in Schedule 12-2, including any applicable Product Annex as set out in Schedule 12-3, to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of those Schedules and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the General Instrument Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Certificate is issued subject to, and with the benefit of, the General Instrument Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Instrument Conditions, promises to pay to the bearer hereof on the Settlement Date, on any Interest Payment Date or on the Delivery Date, as the case may be, or on such earlier date as any of the Certificates represented by this Global Certificate may become due and payable in accordance with the General Instrument Conditions, the amount payable or deliverable, as the case may be, on redemption of such Certificates then represented by this Global Certificate becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Certificates from time to time represented by this Global Certificate calculated and payable as provided in the General Instrument Conditions together with other sums payable under the General Instrument Conditions, upon presentation and following the delivery of a certificate settlement notice as provided in the Agency Agreement, and, at final settlement, surrender of this Global Certificate to or to the order of the Agent, or any of the other paying agents located outside the United States and its possessions (except as provided in the General Instrument Conditions) from time to time appointed by the Issuer in respect of the Certificates, but in each case subject to the requirements as to certification provided herein.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement executed by the Guarantor on January 16, 2007.

The Notional Amount of the Certificates represented by this Global Certificate shall be the amount stated in the applicable Final Terms or, if lower, the Notional Amount most recently envisaged by or on behalf of the Issuer, in the relevant column in Part II or III of Schedule 1 or in Schedule 2.

On any settlement or purchase and cancellation of, any of the Certificates represented by this Global Certificate, the Issuer shall procure that details of such settlement, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II or III of Schedule 1 or in Schedule 2 hereto recording any such settlement, payment, delivery or purchase and cancellation (as the case may be) and shall be

5-2

signed by or on behalf of the Issuer. Upon any such settlement or purchase and cancellation, the number of such Certificates represented by this Global Certificate shall be reduced by the number of Certificates so redeemed or purchased and cancelled.

The Certificates represented by this Global Certificate were represented originally by one or more Temporary Global Certificates (each Tranche of Certificates comprised in the Series of Certificates to which this Global Certificate relates having been represented originally by one Temporary Global Certificate). Unless any such Temporary Global Certificate was exchanged in whole on the issue hereof, an interest in such Temporary Global Certificate may be further exchanged, on the terms and conditions set out therein, for an interest in this Global Certificate. The Issuer shall procure that details of such exchange shall be entered in Schedule 2 hereto to reflect the increase in the aggregate Notional Amount of this Global Certificate due to each such exchange, whereupon the Notional Amount hereof shall be increased for all purposes by the Notional Amount so exchanged and endorsed.

In certain circumstances further certificates may be issued which are intended on issue to be consolidated and form a single Series with the Certificates. In such circumstances the Issuer shall procure that details of such further certificates shall be entered in the relevant column in Part II or III of Schedule 1 or in Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer, whereupon the Notional Amount of the Certificates represented by this Global Certificate shall be increased by the Notional Amount of any such Temporary Global Certificate so exchanged.

This Global Certificate may be exchanged for security-printed Definitive Certificates, under the circumstances and in accordance with the General Instrument Conditions, and (if applicable) Coupons in the form set out in Schedules 6 or 9, respectively, to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Certificates and (if applicable) Coupons and the Final Terms have been incorporated on such Definitive Certificates). Subject as aforesaid and to at least 60 calendar days’ written notice expiring after the Exchange Date (as defined in the Temporary Global Certificate referred to above) being given to the Agent by Euroclear Bank S.A./N.V. (“Euroclear”) and/or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), acting on the instructions of any Holder of an interest in the Global Certificate, this exchange will be made upon presentation of this Global Certificate by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The aggregate Notional Amount of Definitive Certificates issued upon an exchange of this Global Certificate will be equal to the aggregate Notional Amount of this Global Certificate submitted by the bearer hereof for exchange (to the extent that such amount does not exceed the aggregate Notional Amount of this Global Certificate most recently entered in the relevant column in Part II or III of Schedule 1 or in Schedule 2 hereto).

On an exchange of the whole of this Global Certificate, this Global Certificate shall be surrendered to the Agent.

Until the exchange of the whole of this Global Certificate as aforesaid, the bearer hereof in all respects shall be entitled to the same benefits as if such bearer were the bearer of Definitive Certificates and (if applicable) Coupons in the form set out in Schedules 6 or 9, respectively, to the Agency Agreement (on the basis that all appropriate details have been included on the face of such Definitive Certificates and (if applicable) Coupons and the Final Terms have been incorporated on such Definitive Certificates).

Notwithstanding any provision to the contrary contained in this Permanent Global Certificate, the Holder of this Permanent Global Certificate shall be the only person entitled to receive payments in respect to the Certificates represented by this Permanent Global Certificate and the Issuer will be discharged by payment to, or to the order of, the Holder of this Permanent Global Certificate in respect of each amount so paid. Any failure to make the entries referred to in above shall not affect such discharge. Each of the persons shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial holder of a particular amount of Certificates represented by this Permanent Global Certificate must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for his share of each payment so made by the Issuer to, or to the order of, the Holder of this Permanent Global Certificate. No person other than the Holder of this Permanent Global Certificate shall have any claim against the Issuer in respect of any payments or deliveries due on this Permanent Global Certificate.

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This Permanent Global Certificate shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Permanent Global Certificate shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

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IN WITNESS WHEREOF the Issuer has caused this Permanent Global Certificate to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Permanent Global Certificate is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

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Schedule 1 to the

Permanent Global Certificate

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[1]	Amount of Interest Paid[1]	Confirmation of payment by or on behalf of the Issuer

[2]First

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Certificates is reached.

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PART II

REDEMPTIONS

Date of Redemption	Total number of Certificates represented by this Global Certificate to be redeemed[1]	Remaining number of Certificates represented by this Global Certificate following such redemption[2]	Confirmation of redemption by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

5-7

PART III

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Number of Certificates represented by this Global Certificate purchased and cancelled	Remaining number of Certificates represented by this Global Certificate following such purchase and cancellation[1]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[1]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

5-8

Schedule 2 to the

Permanent Global Certificate

SCHEDULE OF EXCHANGES

The following exchanges relating to this Global Certificate have been made:

Date of exchange	Increase in the number of Certificates represented by this Global Certificate due to exchanges of a Temporary Global Certificate for this Global Certificate[1]	Decrease in the number of Certificates represented by this Global Certificate due to exchanges of this Global Certificate for Definitive Certificates	Notation made by or on behalf of the Issuer

[1]	If this Global Certificate has a maturity of less than one year from the Issue Date, the amount must be at least GBP £100,000 (or its equivalent in any other currency or currencies).

5-9

Schedule 6 to

Amended and Restated Agency Agreement

FORM OF DEFINITIVE CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION IN THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS CERTIFICATE MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS CERTIFICATE IS A DEFINITIVE CERTIFICATE WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS DEFINITIVE CERTIFICATE ARE AS SPECIFIED IN THE AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[Legend on definitive bearer Certificates:

[1]	[This language is applicable only to Certificates with maturities of 183 days or less from the date of original issue.]

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[Unless between individuals not acting in the conduct of a profession or business, each transaction regarding this Certificate which involves the physical delivery thereof within, from or into the Netherlands must be effected (as required by the Dutch Savings Certificates Act (Wet inzake spaarbewijzen)) through the mediation of the Issuer, the Guarantor or a member of Euronext Amsterdam N.V. and, unless this Certificate qualifies as commercial paper or as a certificate of deposit and the transaction is between the professional parties, must be recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this Certificate.]2

[2]	Include on discounted bearer Certificates and other bearer Certificates on which interest does not become due and payable during their term but only at maturity (savings certificates, as defined in the Dutch Savings Certificates Act) and which are (a) not listed on Euronext Amsterdam and (b) physically issued in the Netherlands or physically issued outside the Netherlands but distributed in the Netherlands immediately thereafter.

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B OF A ISSUANCE B.V.

[Notional Amount of Tranche]

CERTIFICATES DUE [year of Settlement

Date/Settlement Month]

Series No. [    ]

Tranche No. [    ]

CERTIFICATE

COMMON CODE:	ISIN:

This Certificate is one of a duly authorized issue of Certificates (the “Certificate”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) payable on the Redemption Date or, as the case may be, on the Interest Payment Date. References herein to the General Instrument Conditions shall be to the Terms and Conditions of the Instruments, including any applicable Product Annex, endorsed herein as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of the General Instrument Conditions (including any applicable Product Annex) and the information set out in the Final Terms, the Final Terms will prevail.

This Certificate is issued subject to, and with the benefit of, the General Instrument Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] 2008 and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to and in accordance with the General Instrument Conditions, promises to pay to the bearer hereof on the Settlement Date, on any Interest Payment Date or on the Delivery Date, as the case may be, or on such earlier date as any of the Certificates represented by this Definitive Certificate may become due and payable in accordance with the General Instrument Conditions, the amount payable or deliverable, as the case may be, on redemption of such Certificates then represented by this Definitive Certificate becoming so due and payable, and to pay interest (if any) or to deliver any Physical Delivery Amount (if any) on the Certificates from time to time represented by this Definitive Certificate calculated and payable as provided in the General Instrument Conditions together with other sums payable under the General Instrument Conditions provided that all payments will be made outside the United States and its possessions.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement executed by the Guarantor on January 16, 2007.

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This Certificate shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Certificate shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

IN WITNESS WHEREOF the Issuer has caused this Certificate to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Certificate is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

6-4

(REVERSE OF CERTIFICATE)

The General Instrument Conditions and Product Annexes, attached to or endorsed upon this Certificate, are set forth in Schedule 12-2 of the Agency Agreement dated as of [•] 2008 by and among B of A Issuance B.V., as Issuer, Bank of America Corporation, as Guarantor, The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A. and the other agents named therein.

6-5

Schedule 7 to

Amended and Restated Agency Agreement

FORM OF PERMANENT GLOBAL WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION IN THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS WARRANT IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

B OF A ISSUANCE B.V.

WARRANTS

PERMANENT GLOBAL WARRANT

COMMON CODE:	ISIN:

This Global Warrant is a Permanent Global Warrant in bearer form in respect of a duly authorized Series of Warrants (the “Warrants”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the applicable Final Terms (the “Final Terms”), which provisions are incorporated herein. References herein to the General Instrument Conditions shall be to the Terms and Conditions of the Instruments as set out in Schedule 12-2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of those Schedules and the information set out in the Final Terms, the Final Terms will prevail.

Words and expressions defined or set out in the General Instrument Conditions and/or the Final Terms shall bear the same meaning when used herein.

This Global Warrant is issued subject to, and with the benefit of, the General Instrument Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] 2008 and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to the exercise of this Global Warrant pursuant to an Exercise Notice as set out in Schedule 18 to the Agency Agreement and in accordance with the General Instrument Conditions, promises to pay to the bearer hereof on the Settlement Date, the amount payable or deliverable, as the case may be, on the exercise of such Warrants then represented by this Global Warrant, and to pay such amount or to deliver any Physical Delivery Amount (if any) on the Warrants from time to time represented by this Global Warrant calculated and payable as provided in the General Instrument Conditions together with any other sums payable under the

7-1

General Instrument Conditions, upon presentation or following the delivery of an exercise notice as provided in the Agency Agreement.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement executed by the Guarantor on January 16, 2007.

The number of the Warrants represented by this Global Warrant shall be the number stated in the applicable Final Terms or, if lower, the number most recently envisaged by or on behalf of the Issuer, in the relevant column in Part I or II of Schedule 1 or in Schedule 2.

On any exercise or purchase and cancellation of, any of the Warrants represented by this Global Warrant, the Issuer shall procure that details of such exercise, payment or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part I or II of Schedule 1 or in Schedule 2 hereto recording any such exercise, payment or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such exercise or purchase and cancellation, the number of such Warrants represented by this Global Warrant shall be reduced by the number of the Warrants so exercised or purchased and cancelled.

This Global Warrant may be exchanged in whole, but not in part (free of charge), for security-printed Definitive Warrants, in the circumstances provided for in the General Instrument Conditions. Subject as aforesaid, this exchange will be made upon presentation of this Global Warrant by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The aggregate number of Definitive Warrants issued upon an exchange of this Global Warrant will be equal to the aggregate number of Warrants represented by this Global Warrant submitted by the bearer hereof for exchange (to the extent that such number does not exceed the aggregate number of Warrants represented by this Global Warrant most recently entered in the relevant column in Part I or II of Schedule 1 or in Schedule 2 hereto), provided that, subject as aforesaid, the first notice given to the Agent by Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) shall give rise to the issue of Definitive Warrants in exchange for the total number of the Warrants represented by this Global Warrant.

On an exchange of the whole of this Global Warrant, this Global Warrant shall be surrendered to the Agent.

Until the exchange of the whole of this Global Warrant as aforesaid, the bearer hereof in all respects shall be entitled to the same benefits as if such bearer were the bearer of a Definitive Warrant.

Notwithstanding any provision to the contrary contained in this Permanent Global Warrant, the Holder of this Permanent Global Warrant shall be the only person entitled to receive payments in respect to the Warrants represented by this Permanent Global Warrant and the Issuer will be discharged by payment to, or to the order of, the Holder of this Permanent Global Warrant in respect of each amount so paid. Any failure to make the entries referred to in above shall not affect such discharge. Each of the persons shown in the records of Euroclear or Clearstream, Luxembourg as the beneficial holder of a particular number of Warrants represented by this Permanent Global Warrant must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for his share of each payment so made by the Issuer to, or to the order of, the Holder of this Permanent Global Warrant. No person other than the Holder of this Permanent Global Warrant shall have any claim against the Issuer in respect of any payments or deliveries due on this Permanent Global Warrant.

This Permanent Global Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Permanent Global Warrant shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

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IN WITNESS WHEREOF the Issuer has caused this Permanent Global Warrant to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Permanent Global Warrant is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

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Schedule 1 to the

Permanent Global Warrant

PART I

EXERCISES

Date of Exercise	Total number of Warrants represented by this Global Warrant to be exercised[1]	Remaining number of Warrants represented by this Global Warrant following such exercise[2]	Confirmation of exercise by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part I or II of Schedule 1 or in Schedule 2 in order to determine this amount.

7-4

PART II

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Number of Warrants represented by this Global Warrant purchased and cancelled	Remaining number of Warrants represented by this Global Warrant following such purchase and cancellation[1]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[1]	See most recent entry in Part I or II of Schedule 1 or in Schedule 2 in order to determine this amount.

7-5

Schedule 2 to the

Permanent Global Warrant

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Global Warrant for Definitive Warrants have been made:

Date of exchange	Notation made by or on behalf of the Issuer

7-6

Schedule 8 to

Amended and Restated Agency Agreement

FORM OF DEFINITIVE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION IN THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THE RIGHTS ATTACHING TO THIS DEFINITIVE WARRANT ARE AS SPECIFIED IN THE AGENCY AGREEMENT (AS DEFINED HEREIN).

THIS WARRANT IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

B OF A ISSUANCE B.V.

WARRANTS

[Expiration Date]

Series No. [    ]

Tranche No. [    ]

WARRANTS

COMMON CODE:	ISIN:

This Warrant is one of a duly authorized issue of Warrants (the “Warrant”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”). References herein to the General Instrument Conditions shall be to the Terms and Conditions of the Instruments endorsed herein as modified and supplemented by the information set out in the Final Terms and which are incorporated herein by reference, but in the event of any conflict between the provisions of the General Instrument Conditions and the information set out in the Final Terms, the Final Terms will prevail.

This Warrant is issued subject to, and with the benefit of, the General Instrument Conditions and an Amended and Restated Agency Agreement (the “Agency Agreement,” which expression shall be construed as a reference to that agreement as the same may be amended or supplemented from time to time) dated as of [•] 2008 and made among B of A Issuance B.V., as Issuer, Bank of America Corporation (the “Guarantor”), The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A., and the other agents named therein.

For value received, the Issuer, subject to the exercise of this Definitive Warrant pursuant to an Exercise Notice as set out in Schedule 18 to the Agency Agreement and in accordance with the General Instrument Conditions, promises to pay to the bearer hereof on the Settlement Date, the amount payable or deliverable, as the case may be, on exercise of such Warrants then represented by this Definitive Warrant, and to pay such amount or to deliver any Physical Delivery Amount (if any) on the Warrants from time to time represented by this Definitive

8-1

Warrant calculated and payable as provided in the General Instrument Conditions together with any other sums payable under the General Instrument Conditions.

Payment hereunder is guaranteed by the Guarantor, as set forth in the Senior Guarantee Agreement executed by the Guarantor on January 16, 2007.

The number of the Warrants represented by this Definitive Warrant shall be the number stated in the applicable Final Terms or, if lower, the number most recently envisaged by or on behalf of the Issuer, in the relevant column in Schedule 1 hereto.

On any exercise of any of the Warrants represented by this Definitive Warrant, the Issuer shall procure that details of such exercise shall be entered in the relevant column in Schedule 1 hereto recording any such exercise and shall be signed by or on behalf of the Issuer. Upon any such exercise the number of such Warrants represented by this Definitive Warrant shall be reduced by the number of the Warrants so exercised.

8-2

This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

This Warrant shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent acting in accordance with the Agency Agreement.

IN WITNESS WHEREOF the Issuer has caused this Warrant to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

CERTIFICATE OF AUTHENTICATION OF THE AGENT

This Warrant is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK MELLON
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

8-3

(REVERSE OF WARRANT)

The General Instrument Conditions, attached to or endorsed upon this Warrant, are set forth in Schedule 12-2 of the Agency Agreement dated as of [—] 2008 by and among B of A Issuance B.V., as Issuer, Bank of America Corporation, as Guarantor, The Bank of New York Mellon (the “Agent”), The Bank of New York (Luxembourg) S.A. and the other agents named therein.

8-4

Schedule 1 to the

Definitive Warrant

EXERCISES

Date of Exercise	Total number of Warrants represented by this Definitive Warrant to be exercised[1]	Remaining number of Warrants represented by this Definitive Warrant following such exercise[2]	Confirmation of exercise by or on behalf of the Issuer

[1]	Including Physical Delivery Amount(s), if applicable.
[2]	See most recent entry in Part I or II of Schedule 1 or in Schedule 2 in order to determine this amount.

8-5

Schedule 9 to

Amended and Restated Agency Agreement

FORM OF COUPON

THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS COUPON NOR ANY INTEREST OR PARTICIPATION IN THIS COUPON MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS COUPON MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS COUPON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS COUPON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

B OF A ISSUANCE B.V.

[Specified Currency and [Principal] [Notional] Amount of Tranche] [NOTES/CERTIFICATES] DUE [Year of Maturity]

Series No. [ ]

COMMON CODE:	ISIN:

Part A

[For Fixed Rate [Notes/Certificates]]:

Coupon No. Coupon for [ ] due on [ ], 20[ ]]
This Coupon is payable to bearer, separately negotiable and subject to the General [Note/Instrument] Conditions of the said [Notes/Certificates].

9-1

Part B

[For Floating Rate [Notes/Certificates], Index Linked Interest [Notes/Certificates], Share Linked Interest [Notes/Certificates], Inflation Linked Interest [Notes/Certificates], Commodity Linked Interest [Notes/Certificates], FX Linked Interest [Notes/Certificates] and Hybrid Interest [Notes/Certificates]:-

Coupon No.
Coupon for the amount due in accordance with the	Coupon due
General [Note/Instrument] Conditions on the said [Notes/Certificates] on the	in [ ], [20[ ]]
Interest Payment Date falling in [20[ ]]

This Coupon is payable to bearer, separately negotiable and subject to such General [Note/Instrument] Conditions, under which it may become void before its due date.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[1]	[Appears only on Coupons relating to Notes and Certificates with maturities of 183 days or less from the date of original issue.]

9-2

(Reverse of Coupon)

AGENT

The Bank of New York Mellon

One Canada Square

London

E14 5AL

United Kingdom

PAYING AGENT

The Bank of New York (Luxembourg) S.A.

Aerogolf Center

1A, Hoehenhof

L-1736 Senningerberg

Luxembourg

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Holders.

9-3

Schedule 10 to

Amended and Restated Agency Agreement

FORM OF RECEIPT

THIS RECEIPT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS RECEIPT NOR ANY INTEREST OR PARTICIPATION IN THIS RECEIPT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS RECEIPT MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS RECEIPT MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS RECEIPT IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS RECEIPT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[Appears only on Receipts relating to Notes with maturities of 183 days or less from the date or original issue.]

10-1

B OF A ISSUANCE B.V.

[Specified Currency and Principal Amount of Tranche]

NOTES DUE [Year of Maturity]

Series No. [    ]

COMMON CODE:	ISIN:

Receipt for the sum of [            ] being the installment of principal payable in accordance with the Terms and Conditions of the Notes endorsed on the Note to which this Receipt appertains (the “General Note Conditions”) on [            ].

This Receipt is issued subject to and in accordance with the General Note Conditions which shall be binding upon the Holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of the Agent or any of the Paying Agents set out on the reverse of the [Note/Certificate] to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Holders).

This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

10-2

Schedule 11 to

Amended and Restated Agency Agreement

FORM OF TALON

THIS TALON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS TALON NOR ANY INTEREST OR PARTICIPATION IN THIS TALON MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATIONS UNDER THE SECURITIES ACT. THIS TALON MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS TALON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS TALON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS TALON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[Appears only on Talons relating to Notes with maturities of 183 days or less from the date of original issue.]

11-1

(On the front)

[Specified Currency and Principal Amount of Tranche]

NOTES DUE [Year of Maturity]

Series No. [    ]

COMMON CODE:	ISIN:

11-2

On and after [    ] further Coupons [and a further Talon] appertaining to the Note to which this Talon appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Holders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions of the Notes endorsed on the Notes to which this Talon appertains.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

11-3

(Reverse of Receipt and Talon)

AGENT

The Bank of New York Mellon

One Canada Square

London

E14 5AL

United Kingdom

PAYING AGENT

The Bank of New York (Luxembourg) S.A.

Aerogolf Center

1A, Hoehenhof

L-1736 Senningerberg

Luxembourg

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Holders.

11-4

Schedule 12-1 to

Amended and Restated Agency Agreement

TERMS AND CONDITIONS OF THE NOTES

[To be adapted from the completed Base Prospectus.]

12-1-1

Schedule 12-2 to

Amended and Restated Agency Agreement

TERMS AND CONDITIONS OF THE INSTRUMENTS

[To be adapted from the completed Base Prospectus.]

12-2-1

Schedule 12-3 to

Amended and Restated Agency Agreement

PRODUCT ANNEXES

[To be adapted from the completed Base Prospectus.]

12-3-1

Schedule 13 to

Amended and Restated Agency Agreement

FORM OF CERTIFICATE TO BE PRESENTED

BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [            ]

Tranche No. [            ]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal or notional amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent, as of the date hereof, $                 principal or notional amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) is owned by U.S. persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

13-1

We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated                     , [20    ]1

Yours faithfully,

[Euroclear Bank S.A./N.V.]

or

[Clearstream Banking, société anonyme]

By:

[1]	To be dated no earlier than the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

13-2

Schedule 14 to

Amended and Restated Agency Agreement

FORM OF CERTIFICATE OF BENEFICIAL OWNER

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [             ]

Tranche No. [             ]

(the “Securities”)

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) are owned by U.S. person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by facsimile or email on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [            ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

14-1

Dated:                     , 20    1

By:
As, or as agent for, the beneficial owner(s) of the Securities to which this certification relates.

[1]	To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

14-2

Schedule 15 to

Amended and Restated Agency Agreement

PROVISIONS FOR MEETINGS OF HOLDERS

1. Terms used, but not otherwise defined in this Schedule shall have the respective meanings set forth in the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent. As used in this Schedule, the following expressions shall have the following meanings, unless the context otherwise requires:

(i) “voting certificate” shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

(a) that on the date thereof Securities (not being Securities in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any adjourned such meeting) bearing specified serial numbers were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Securities will cease to be so deposited or held until the first to occur of:

(1)	the conclusion of the meeting specified in such certificate or, if applicable, any adjourned such meeting; and

(2)	the surrender of the certificate to the Paying Agent who issues the same;

(b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Securities represented by such certificate;

(ii) “block voting instruction” shall mean an English language document issued by a Paying Agent and dated in which:

(a) it is certified that Securities (not being Securities in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Securities will cease to be so deposited or held until the first to occur of:

(1)	the conclusion of the meeting specified in such document or, if applicable, any adjourned such meeting; and

(2)	the surrender to the Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited Security which is to be released or (as the case may require) the Security or Securities ceasing with the agreement of the Paying Agent to the Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;

(b) it is certified that each Holder of such Securities has instructed such Paying Agent that the vote(s) attributable to the Security or Securities so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

(c) the total number and (in the case only of Definitive Securities) the serial numbers (if applicable) of the Securities so deposited or held are listed distinguishing with regard to each such

15-1

resolution between those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

(d) one or more persons (who need not be Holders) named in such document (each hereinafter called a “Proxy”) is or are authorized and instructed by such Paying Agent to cast the votes attributable to the Securities so listed in accordance with the instructions referred to in paragraph (c) above as set out in such document.

The holder of any voting certificate or the Proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Holders be deemed to be the Holder of the Securities to which such voting certificate or block voting instruction related and the Paying Agent with which such Securities have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the Holder of those Securities.

(iii) References herein to the “Securities” are to the Securities in respect of which the relevant meeting is convened.

2. The Agent may at any time and, upon a requisition in writing of Holders holding not less than 33% in principal amount of the Notes, or 33% of the aggregate number or notional amount of the Instruments, as the case may be, for the time being outstanding, shall convene a meeting of the Holders and if the Agent makes default for a period of seven days in convening such a meeting the same may be convened by the Issuer or the requisitionists. Whenever the Agent is about to convene any such meeting it shall forthwith give notice in writing to the Issuer and the Dealers of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place in the City of New York or London as the Agent may approve.

3. Notice of every meeting of Holders shall be published on behalf and at the expense of the Issuer in accordance with General Note Condition 13 or General Instrument Condition 18, as applicable. Such notice shall set forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be published at least twice, the first publication to be not less than 21 nor more than 180 calendar days prior to the date fixed for the meeting. Such notice shall include a statement to the effect that Securities may be deposited with Paying Agents for the purpose of obtaining voting certificates or appointing Proxies not less than 24 hours before the time fixed for the meeting or that, in the case of corporations, they may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the Issuer).

4. In case at any time the Issuer or the Holders of at least 33% in aggregate principal amount of the Notes, or 33% of the aggregate number or notional amount of Instruments, as the case may be, outstanding shall have requested the Principal Agent to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Agent shall not have given the first notice of such meeting within 21 calendar days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or Holders of Securities in the amount above specified may determine the time and the place in either of the locations designated in paragraph 2 hereof for such meeting and may call such meeting by giving notice thereof as provided in paragraph 3 hereof.

5. Any person (who may but need not be a Holder) nominated in writing by the Issuer shall be entitled to the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting the Holders present shall choose one of their number to be Chairman. To be entitled to vote at any meeting of Holders, a person shall be (i) a Holder of one or more Securities, or (ii) a Proxy, which Proxy need not be a Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Agent and its counsel and any representatives of the Issuer and its counsel.

15-2

6. At any such meeting, one or more persons present holding Securities or voting certificates or being Proxies and holding or representing in the aggregate not less than a majority in principal amount of the Notes, or a majority in aggregate number or notional amount of the Instruments, as the case may be, shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Securities or voting certificates or being Proxies and holding or representing in the aggregate 67% in principal amount of the Notes, or 67% of the aggregate number or notional amount of the Instruments, as the case may be, for the time being outstanding, provided that, at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by an Extraordinary Resolution) namely:

(i)	modification of the Maturity Date or, as the case may be, redemption month, Settlement Date or Expiration Date, as applicable of the Securities or reduction or cancellation of the principal amount or other amount payable upon maturity, settlement or exercise, as applicable; or

(ii)	reduction or cancellation of the amount payable or modification of the payment date in respect of any interest in respect of the Securities or variation of the method of calculating the Rate of Interest (if applicable) in respect of the Securities; or

(iii)	reduction of any Minimum Interest Rate and/or Maximum Interest Rate specified in the applicable Final Terms of any Floating Rate Note or Floating Rate Certificate; or

(iv)	modification of the currency in which payment under the Securities and/or any Coupons appertaining thereto are to be made; or

(v)	modification of the majority required to pass an Extraordinary Resolution; or

(vi)	the sanctioning of any such scheme or proposal as is described in paragraph 19(F) below; or

(vii)	alteration of this proviso or the proviso to paragraph 7 below; or

(viii)	any modification of the Senior Guarantee or the Subordinated Guarantee that is adverse to the rights of the Holders thereunder;

the quorum shall be one or more persons present holding Securities or voting certificates or being Proxies and holding or representing in the aggregate not less than two-thirds in principal amount of the Notes, or two-thirds in aggregate number or notional amount of the Instruments, as the case may be, for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Holders of Securities will be binding on all Holders of Securities whether or not they are present at the meeting, and on all Couponholders (if any) appertaining to such Securities.

7. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders (as provided in Section 4 hereof), be dissolved. In any other case, the meeting shall be adjourned for a period of not less than 10 calendar days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in paragraph 3 hereof except that such notice need be published only once but must be given not less than five calendar days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the persons entitled to vote 33% in principal amount of the Notes, or 33% of the aggregate number or notional amount of the Instruments, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Notes, or the aggregate number or notional amount of the Instruments, as the case may be, that shall constitute a quorum. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by General Note Condition 14 or by General

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Instrument Condition 19, as applicable) shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the Notes, or a majority in aggregate number or notional amount of the Instruments, as the case may be, represented and voting at such meeting, provided that such amount shall be not less than 33% in principal amount of the Notes outstanding, or 33% of the aggregate number or Notional Amount of the Instruments, as the case may be. Any Holder who has executed and delivered an instrument in writing appointing a person as his Proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution effectively passed or decision taken at any meeting of the Holders duly held in accordance with this paragraph 7 shall be binding on all Holders whether or not present or represented at the meeting and whether or not notation of such decision is made upon the Securities.

8. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 above shall apply when it shall state the relevant quorum) state that one or more persons present holding Securities or voting certificates or being Proxies at the adjournment meeting whatever the principal amount of the Notes, or aggregate number or notional amount of the Instruments, as the case may be, held or represented by them will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

9. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Holder or as a holder of a voting certificate or as a Proxy.

10. At any meeting, unless a poll is (before or on the declaration of the results of the show of hands) demanded by the Chairman or the Issuer or by one or more persons present holding Securities or voting certificates or being Proxies and holding or representing in the aggregate not less than two percent in principal amount of the Securities, or two percent in aggregate number or notional amount of the Instruments, as the case may be, for the time being outstanding, a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

11. Subject to paragraph 13 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the asking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

12. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

13. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

14. Any director or officer of the Issuer and its lawyers and other professional advisers may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of “outstanding” in sub-clause 1(b) of this Agreement, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Holders or join with others in requisitioning the convening of such a meeting unless he either produces the Security or Securities of which he is the holder or a voting certificate or is a Proxy. Neither the Issuer nor any of its subsidiaries shall be entitled to vote at any meeting in respect of Securities held by it for the benefit of any such company and no other person shall be entitled to vote at any meeting in respect of Securities held by it for the benefit of any such company. Nothing herein contained shall prevent any of the Proxies named in any block voting instruction from being a director, officer or representative of or otherwise connected with the Issuer.

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15. Subject as provided in paragraph 14 hereof at any meeting:

(A) on a show of hands every person who is present in person and produces a Security or voting certificate or is a Proxy shall have one vote; and

(B) on a poll every person who is so present shall have one vote in respect of:

(i) in the case of a meeting of the Holders of Notes all of which are denominated in a single currency, each minimum integral amount of such currency;

(ii) in the case of a meeting of the Holders of Notes denominated in more than one currency, each U.S. $1.00 or, in the case of a Note denominated in a currency other than U.S. Dollars, the equivalent of U.S. $l.00 in such currency at the Agent’s spot buying rate for the relevant currency against U.S. Dollars at or about 11:00 a.m. (London time) on the date of publication of the notice of the relevant meeting (or of the original meeting of which such meeting is an adjournment), or such other amount as the Agent shall in its absolute discretion stipulate in principal amount of Notes so produced or represented by the voting certificate so produced or in respect of which he is a Proxy; and

(iii) in the case of a meeting of the Holders of Instruments, each such Instrument.

Without prejudice to the obligation of the Proxies named in any block voting instructions, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

16. The Proxies named in any block voting instruction need not be Holders.

17. Each block voting instruction together (if so requested by the Issuer) with proof satisfactory to the Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Agent shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the Proxies named in the block voting instruction propose to vote and in default the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A certified copy of each block voting instruction shall be deposited with the Agent before the commencement of the meeting or adjourned meeting, but the Agent shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the Proxies named in any such block voting instruction.

18. Any vote given in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Holders’ instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been approved by the Agent of the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

19. A meeting of the Holders shall, in addition to the powers hereinbefore given, have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 6 and 7 above) only namely:

(A) Power to sanction any compromise or arrangement proposed to be made between the Issuer and the Holders, the Receiptholders (if applicable) and the Couponholders (if applicable) or any of them.

(B) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Holders, the Receiptholders (if applicable) and the Couponholders (if applicable) against the Issuer or against any of its property whether such rights shall arise under this Agreement, the Securities, the Receipts (if applicable) or the Coupons (if applicable) or otherwise.

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(C) Power to assent to any modification of the provisions contained in this Agreement or the General Note Conditions, the General Instrument Conditions, the Securities, the Receipts (if applicable) or the Coupons (if applicable) which shall be proposed by the Issuer.

(D) Power to give any authority or sanction which under the provisions of this Agreement or the Securities is required to be given by Extraordinary Resolution.

(E) Power to appoint any persons (whether Holders or not) as a committee or committees to represent the interest of the Holders and to confer upon such committee or committees any powers or descriptions which the Holders could themselves exercise by Extraordinary Resolution.

(F) Power to sanction any scheme or proposal for the exchange or sale of the Securities for, or the conversion of the Securities into or the cancellation of the Securities in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

(G) Power to approve the substitution of any entity in place of the Issuer (or any previous substitute) as the principal debtor in respect of the Securities, the Receipts (if applicable) and the Coupons (if applicable).

20. Any resolution passed at a meeting of the Holders duly convened and held in accordance with this Agreement shall be binding upon all the Holders whether present or not present at such meeting and whether or not voting and upon all Receiptholders (if applicable) and Couponholders (if applicable) and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Holders shall be published in accordance with General Note Condition 13 or General Instrument Condition 18, as applicable, by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such resolution.

21. The expression “Extraordinary Resolution” when used in this Agreement, the General Note Conditions or the General Instrument Conditions means a resolution passed at a meeting of the Holders duly convened and held in accordance with the provisions herein contained by a majority consisting of not less than 66- 2/3% of the votes given on such poll.

22. Minutes of all resolutions and proceedings at every such meeting aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had thereat to have been duly passed or had.

23. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of Holders or of their representatives by Proxy (and the serial number or numbers of the Securities held or represented by them). The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in paragraph 3 hereof and, if applicable, paragraph 8 hereof. Each copy shall be signed and verified by the affidavits of the chairperson and secretary of the meeting, and one such copy shall be delivered to the Issuer and another to the Agent to be preserved by the Agent, the copy delivered to the Agent to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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24. Subject to all the provisions contained herein the Agent may without the consent of the Issuer, the Guarantor, the Holders or the Couponholders (if applicable) prescribe such further regulations regarding the requisition and/or the holding of meetings of Holders and attendance and voting thereat as the Agent may in its sole discretion think fit.

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Schedule 16 to

Amended and Restated Agency Agreement

FORM OF PUT NOTICE

B OF A ISSUANCE B.V.

NOTES DUE

[year of Maturity Date/Redemption Month]

ISIN [            ]

Principal Agent

To:	The Bank of New York Mellon
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399
or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Notice with any Paying Agent for the Notes of the above Series (the “Notes”) the undersigned Holder of such of the Notes referred to below irrevocably exercises its option to have such Notes redeemed on [                    ] under General Note Condition 6(d).

The Notice relates to Notes in the aggregate principal amount of                                         (             ), in the case of Definitive Notes bearing the following serial numbers:

If the Notes referred to above are to be returned to the undersigned under Clause 10(5) of the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent, they should be returned by post to (see Note (1) below):

16-1

To:

Address:

For the Attention of:

Payment Instructions for Securities held outside of Euroclear and/or Clearstream, Luxembourg

Please make payment in respect of the above-mentioned Notes as follows:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

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Notes

(1) The Agency Agreement provides that Notes or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Put Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

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Schedule 17 to

Amended and Restated Agency Agreement

FORM OF ASSET TRANSFER NOTICE

B OF A ISSUANCE B.V.

NOTES DUE

[year of Maturity Date/Redemption Month]

ISIN [            ]

Principal Agent

To:	The Bank of New York Mellon
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399
or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Notice with the Paying Agent, as provided in General Note Condition 5(f), the undersigned Holder of such of the Notes referred to below irrevocably sets forth its instruction to have the Physical Delivery Amount in respect of the Notes delivered as set forth herein under General Note Condition 5(f).

The Notice relates to Notes in the aggregate principal amount of                                          (            ), in the case of Definitive Notes bearing the following serial numbers:

17-1

If the Notes referred to above are to be returned to the undersigned under Clause 10(6) of the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Delivery Instructions for Securities held outside of Euroclear and/or Clearstream, Luxembourg

Please make delivery of the Physical Delivery Amount and/or any cash amounts to be paid in respect of the above-mentioned Notes as follows:

by transfer to the following account:

  For Physical Delivery Amount:

Clearing System:

Account Number:

Account Name:

For Cash Amounts:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(i)	The undersigned hereby undertakes to pay all Expenses with respect to the relevant Notes, including any applicable depository charges, transactions or exercise charges, stamp duty, stamp duty reserve tax and/or other taxes or duties arising from the delivery or transfer of the Physical Delivery Amount to or to the order of the undersigned.

(ii)

The undersigned certifies that the beneficial owner of each Note is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Note is not being redeemed within the United States or on behalf of a U.S. person and no cash, securities or other property have been

17-2

or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(iii)	The undersigned authorizes the production of this Asset Transfer Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1)	The Agency Agreement provides that Notes or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2)	This Asset Transfer Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3)	The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

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Schedule 18 to

Amended and Restated Agency Agreement

FORM OF EXERCISE NOTICE

B OF A ISSUANCE B.V.

WARRANTS

ISIN [            ]

Principal Agent

To:	The Bank of New York Mellon
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399
or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Exercise Notice with the Paying Agent for the Warrants of the above Series (the “Warrants”) the undersigned Holder of such of the Warrants with this Exercise Notice and referred to below irrevocably exercises such Warrants on [                                        ] under General Instrument Condition 6.

The Exercise Notice relates to the exercise of an aggregate amount of                                          (            ) Warrants, [with an aggregate Strike Price of                     ,] in the case of Definitive Warrants, bearing the following serial numbers:

If the Warrants referred to above are to be returned to the undersigned under Clause 10(8) of the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent, they should be returned by post to (see Note (1) below):

18-1

To:

Address:

For the Attention of:

Instructions

Please make delivery of any cash amount and/or any Physical Delivery Amount to be paid in respect of the above-mentioned Warrants as follows:

Cash Settlement/Physical Delivery Settlement:

(A) for Cash Settled Warrants:

Credit Cash Settlement Amount to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

(B)	for Physical Delivery Warrants:

The following amount representing the Strike Price is herewith transmitted:

                                                                                                                               ($                    )

Credit Physical Delivery Amount to:

Clearing System:

Account Number:

Account Name:

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Credit any cash payable to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(i)

[The undersigned hereby undertakes to pay all Expenses with respect to the Warrants being exercised, and authorizes the Issuer or its agents to deduct an amount in respect thereof from any Cash Settlement Amount due to the undersigned.1]

(ii)	[The undersigned hereby undertakes to pay all Expenses with respect to the Warrants being exercised.2]

(iii)	The undersigned certifies that the beneficial owner of each Warrant is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Warrant is not being exercised within the United States or on behalf of a U.S. person and no cash or other property have been or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(iv)	The undersigned authorizes the production of this Exercise Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

[1]	Include in the case of Cash Settled Warrants.
[2]	Include in the case of Physical Delivery Warrants.

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Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Warrants or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Exercise Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Warrants are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Warrants or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

18-4

Schedule 19 to

Amended and Restated Agency Agreement

FORM OF CERTIFICATE SETTLEMENT NOTICE

B OF A ISSUANCE B.V.

CERTIFICATES

ISIN [            ]

Principal Agent

To:	The Bank of New York Mellon
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399
or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Certificate Settlement Notice with the Paying Agent, as provided in General Instrument Condition 8(a), the undersigned Holder of such of the Certificates as are surrendered with this Certificate Settlement Notice and referred to below irrevocably sets forth its instruction to have the Physical Delivery Amount in respect of the Certificates delivered as set forth herein under General Instrument Condition 8.

The Certificate Settlement Notice relates to the exercise of a notional amount of                                          (            ) Certificates, in the case of Definitive Certificates, bearing the following serial numbers:

19-1

If the Certificates referred to above are to be returned to the undersigned under Clause 10(7) of the Amended and Restated Agency Agreement dated [•] 2008 among the Issuer, The Bank of New York Mellon, as Principal Agent, and The Bank of New York (Luxembourg) S.A., as Paying Agent, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Instructions

Please make delivery of any cash amount and/or any Physical Delivery Amount to be paid in respect of the above-mentioned Certificates as follows:

(A) for Physical Delivery Amounts:

Credit Physical Delivery Amount to:

Clearing System:

Account Number:

Account Name:

Credit any cash payable to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(i)	The undersigned hereby undertakes to pay all Expenses with respect to the relevant Certificates.

(ii)

The undersigned certifies that the beneficial owner of each Certificate is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Certificate is not being redeemed within the United States or on behalf of a U.S. person and no cash, securities

19-2

or other property have been or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(iii)	The undersigned authorizes the production of this Certificate Settlement Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Certificates or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Certificate Settlement Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Certificates are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Certificates or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

19-3